SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant ☒                                                     Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material under Rule 14a-12

QUADRAMED CORPORATION

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

QUADRAMED CORPORATION

12110 SUNSET HILLS ROAD

RESTON, VIRGINIA 20190

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

TO BE HELD OCTOBER 26, 2005

To the Stockholders of QuadraMed Corporation:

NOTICE IS HEREBY GIVEN that QuadraMed Corporation’s 2005 Annual Meeting of Stockholders will be held at 9:00 AM on Wednesday, October 26, 2005, at our corporate headquarters located at 12110 Sunset Hills Road, Suite 600, Reston, Virginia 20190.

At the meeting, we will ask stockholders to:

1.	Elect six Directors for a term of one year;

2.	Approve and ratify two related amendments to the Certificate of Designation for the Series A Cumulative Mandatory Convertible Preferred Stock (a) to extend the time period for conversion of Series A Preferred Stock to common stock and (b) to clarify certain dividend features if the stockholders approve the extension of the conversion period;

3.	Approve BDO Seidman, LLP as QuadraMed’s Independent Registered Public Accounting Firm; and

4.	Any other matters that properly come before the meeting.

We plan a brief business meeting focused on these items, and we will attend to any other proper business that may arise. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2, AND 3. These proposals are further described in the proxy statement.

Also enclosed is QuadraMed’s 2004 Annual Report on Form 10-K, as amended by Form 10-K/A. At the meeting, there will be a brief presentation on QuadraMed’s operations, and we will offer time for your comments and questions.

Only QuadraMed stockholders of record at the close of business on August 30, 2005 are entitled to notice of and to vote at the meeting and any adjournment of it. A quorum is a majority of outstanding shares of common stock. For ten (10) days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at QuadraMed’s offices located at 12110 Sunset Hills Road, Reston, Virginia 20190.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2005 ANNUAL MEETING.

By order of the Board of Directors,

Lawrence P. English
Chairman of the Board

PAGE
PROPOSAL TWO	23

Approve and Ratify Two Amendments to the Certificate of Designation for the Series A Cumulative Mandatory Convertible Preferred Stock	23

PROPOSAL THREE	25

Ratification of Appointment of Independent Registered Public Accounting Firm	25

Audit Committee Report	25

Changes in Registrant’s Certifying Accountants	27

Fees of Independent Registered Public Accounting Firm	28

OTHER MATTERS	28

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING	28

EXHIBIT A QuadraMed Corporation Certificate of Designation for the Series A Cumulative Mandatory Convertible Preferred Stock, as Proposed to be Amended and Restated	A-1

EXHIBIT B QuadraMed Corporation Audit Committee Charter	B-1

DIRECTIONS TO THE QUADRAMED ANNUAL MEETING

PROXY STATEMENT FOR

2005 ANNUAL MEETING OF STOCKHOLDERS OF

QUADRAMED CORPORATION TO BE HELD ON

OCTOBER 26, 2005

GENERAL INFORMATION ABOUT QUADRAMED’S ANNUAL MEETING

The Company intends to mail this proxy statement and accompanying proxy card to all stockholders entitled to vote at the annual meeting on or about September 19, 2005.

WHEN AND WHERE IS THE ANNUAL MEETING?

The annual meeting will be held on Wednesday, October 26, 2005, at 9:00 AM at the Company’s headquarters in Reston, Virginia. Directions to the meeting are at the back of the Proxy Statement.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Anyone who owns of record QuadraMed common stock as of the close of business on August 30, 2005 is entitled to one vote per share owned. There were 40,519,379 shares outstanding on that date.

Under the terms of the Certificate of Designation for the Series A Cumulative Mandatory Convertible Preferred Stock (“Series A Preferred Stock”), the holders of Series A Preferred Stock do not have voting rights for any of the proposals contained in this proxy statement, including the amendments to the Certificate of Designation for the Series A Preferred Stock. Holders of Series A Preferred Stock are allowed to vote only on amendments to the Certificate of Designation that would adversely affect their voting powers, rights or preferences. As of August 30, 2005, there were 4,000,000 shares of the Company’s Series A Preferred Stock outstanding.

WHO IS SOLICITING MY PROXY TO VOTE MY SHARES AND WHEN?

QuadraMed’s Board of Directors is soliciting your “proxy,” or your authorization for our representatives to vote your shares. Your proxy will be effective for the October 26, 2005 meeting and at any adjournment or continuation of that meeting.

WHO IS PAYING FOR AND WHAT IS THE COST OF SOLICITING PROXIES?

QuadraMed is bearing the entire cost of soliciting proxies. Proxies will be solicited principally through the mail, but may also be solicited personally or by telephone, telegraph, or special letter by QuadraMed’s directors, officers, and regular employees for no additional compensation. To assist in the solicitation of proxies and the distribution and collection of proxy materials, QuadraMed has engaged Georgeson Shareholder Inc., a proxy solicitation firm, for an estimated fee of $7,500. QuadraMed will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of common stock.

WHAT ARE THE REQUIREMENTS FOR BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING?

For business to be conducted at the annual meeting, a quorum constituting a majority of the shares of QuadraMed common stock issued and outstanding and entitled to vote must be in attendance or represented by proxy. As the Series A Preferred Stock is not entitled to vote on any proposal at the annual meeting, shares of the Series A Preferred Stock have no effect on whether or not a quorum is present.

WHERE DO I FIND THE RESULTS OF VOTING AT THE MEETING?

Preliminary voting results will be announced at the meeting. Final voting results will be published in a current report on Form 8-K following the meeting. The report will be filed with the Securities and Exchange Commission on or about November 1, 2005, and you may receive a copy by contacting QuadraMed Investor Relations at 703-709-2300. You may also receive a copy by contacting the SEC at 800-SEC-0330 for the location of its nearest public reference room. You may also access a copy on the Internet at www.quadramed.com by clicking on “Investor Relations” and “SEC Filings” or through EDGAR, the SEC’s electronic data system, at www.sec.gov. Our SEC filings are also available at the office of the American Stock Exchange. For further information on obtaining copies of our public filings at the American Stock Exchange, please call 212-306-1331.

PROPOSALS FOR STOCKHOLDER VOTE AND APPROVAL REQUIREMENTS

Management is presenting three (3) proposals for a stockholder vote. Delaware law and QuadraMed’s Certificate of Incorporation and Bylaws govern the vote on each proposal.

PROPOSAL 1. ELECTION OF DIRECTORS

The first proposal item to be voted on is the election of six Directors. The Board has nominated six individuals to be Directors, five of whom are currently serving as Directors of QuadraMed and one of whom will be appointed to the Board on October 17, 2005.

You may find information about these nominees, as well as information about QuadraMed’s Board, its committees, compensation for Directors, and other related matters beginning on Page 5.

You may vote in favor of all the nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Assuming a quorum, the nominees receiving the highest number of votes will be elected. Stockholders may not cumulate their votes. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends a vote FOR each director nominee.

PROPOSAL 2. APPROVAL AND RATIFICATION OF TWO RELATED AMENDMENTS TO THE CERTIFICATE OF DESIGNATION FOR THE SERIES A CUMULATIVE MANDATORY CONVERTIBLE PREFERRED STOCK (A) TO EXTEND THE TIME PERIOD FOR CONVERSION OF SERIES A PREFERRED STOCK TO COMMON STOCK AND (B) TO CLARIFY CERTAIN DIVIDEND FEATURES IF THE STOCKHOLDERS APPROVE THE EXTENSION OF THE CONVERSION PERIOD.

The second proposal item to be voted on is to approve two related amendments to the Certificate of Designation for the Series A Preferred Stock.

You may find information about this proposal beginning on Page 23.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the total number of shares of common stock outstanding as of August 30, 2005. Abstentions and broker non-votes will have the same effect as votes against the proposal.

The Board of Directors unanimously recommends a vote FOR both amendments to the Certificate of Designation for the Series A Preferred Stock.

PROPOSAL 3. APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, BDO SEIDMAN, LLP

The third proposal item to be voted on is to approve BDO Seidman, LLP as QuadraMed’s Independent Registered Public Accounting Firm.

You may find information about this proposal beginning on Page 25.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the shares present at the meeting in person or represented and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends a vote FOR the approval of BDO Seidman, LLP as our Independent Registered Public Accounting Firm.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any other business to be presented for a vote of the stockholders at the 2005 annual meeting. If any other matters are properly presented for a vote, the people named as proxies will have discretionary authority, to the extent permitted by law, to vote on such matters according to their best judgment.

The chairman of the annual meeting may refuse to allow presentation of a proposal or nominee for the Board if the proposal or nominee was not properly submitted. The requirements for submitting proposals and nominations for this year’s meeting are the same as those described on Page 28 for next year’s meeting.

VOTING AND PROXY PROCEDURE

HOW DO I VOTE?

You may vote in either of two (2) ways:

1.	BY MAIL. Mark your voting instructions on, and sign and date, the proxy card and then return it in the postage-paid envelope provided. If you mail your proxy card, we must receive it before the polls close at the end of the meeting.

If we receive your signed proxy card, but you do not give voting instructions, our representatives will vote your shares FOR Proposals 1, 2 and 3. If any other matters arise during the meeting that require a vote, the representatives will exercise their discretion.

2.	IN PERSON. Attend the annual meeting, or send a personal representative with an appropriate proxy, in order to vote.

HOW DO I REVOKE MY PROXY OR CHANGE MY VOTING INSTRUCTIONS?

You may revoke your proxy or change your voting instructions in three (3) different ways:

1.	WRITE TO QUADRAMED’S CORPORATE SECRETARY, DAVID L. PIAZZA, AT 12110 SUNSET HILLS ROAD, SUITE 600, RESTON, VIRGINIA 20190.

Your letter should contain the name in which your shares are registered, your control number, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Mr. Piazza must receive your letter before the annual meeting begins.

2.	SUBMIT A NEW PROXY CARD BEARING A LATER DATE THAN THE ONE YOU WISH TO REVOKE. We must receive your new proxy card before the annual meeting begins.

3.	ATTEND THE ANNUAL MEETING AND VOTE IN PERSON (OR BY PERSONAL REPRESENTATIVE WITH AN APPROPRIATE PROXY).

HOW WILL PROXIES BE VOTED IF I GIVE MY AUTHORIZATION?

The Board of Directors has selected Lawrence P. English and David W. Wells, and each of them, to act as proxies with full power of substitution. With respect to the proposal regarding election of directors, stockholders may (a) vote in favor of all nominees, (b) withhold their votes as to all nominees, or (c) withhold their votes as to specific nominees by so indicating in the appropriate space on the enclosed proxy card. With respect to the proposal to approve and ratify the two related amendments to the Certificate of Designation for the Series A Cumulative Mandatory Convertible Preferred Stock and approve the appointment of BDO Seidman, LLP as the Company’s independent auditors for fiscal year 2005, stockholders may (i) vote “for”, (ii) vote “against” or (iii) abstain from voting as to each such matter. All properly executed proxy cards delivered by stockholders and not revoked will be voted at the annual meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY CARD WILL BE VOTED (i) “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES, (ii) “FOR” THE APPROVAL AND RATIFICATION OF THE TWO PROPOSED AMENDMENTS TO THE CERTIFICATE OF DESIGNATION FOR THE SERIES A CUMULATIVE MANDATORY CONVERTIBLE PREFERRED STOCK, AND (iii) “FOR” THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS. Management knows of no other matters that may come before the annual meeting for consideration by the stockholders. However, if any other matter properly comes before the annual meeting, the persons named in the enclosed proxy card as proxies will vote upon such matters in accordance with their judgment.

HOW WILL VOTES BE COUNTED?

The inspector of elections appointed by the Board for the annual meeting will calculate affirmative votes, negative votes, abstentions, and broker non-votes. Under Delaware law, shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

A “broker non-vote” results on a matter when a broker or other “street” or nominee record holder returns a duly executed proxy but does not vote on such matter solely because the record holder does not have discretionary authority to vote on such matter and has not received voting instructions from the beneficial holder. Such record holders have discretionary authority to vote on routine matters, regardless of whether they have received voting instructions. Accordingly, no broker non-votes occur when voting on routine matters. The proposal to change the terms of the Series A Preferred Stock by amending the Certificate of Designation for the Series A Preferred Stock in Proposal Two, however, is not considered routine. This proposal is determined based on the vote of all shares of common stock outstanding as of August 30, 2005. Therefore, abstentions and broker non-votes on this proposal have the same effect as a vote “against” such proposal.

WHAT IF MY SHARES ARE NOT REGISTERED IN MY NAME?

If you own your shares in “street name,” meaning that your broker is actually the record owner, you should contact your broker. There are certain instances in which brokers are prohibited from voting shares held for customers without specific voting instructions. When a broker does not have voting instructions and withholds its vote on one of these matters, it is called a “broker non-vote.” Broker non-votes count toward a quorum, and can affect the outcome of certain proposals. See the paragraph above entitled “How Will Votes Be Counted?” for more information.

PROPOSAL ONE

ELECTION OF DIRECTORS

The first agenda item to be voted on is the election of six Directors. The Board has nominated six individuals to be Directors, five of whom are currently serving as Directors of QuadraMed and one of whom will be appointed to the Board on October 17, 2005. The Board unanimously recommends that you vote FOR all such nominees.

As of October 17, 2005 with the appointment of Mr. Hagen, as discussed below, the Board of Directors will comprise nine persons. However, in connection with the 2005 annual meeting of stockholders, the Board has determined to reduce the size of the Board from nine to six directors effective from and after the 2005 annual meeting and has nominated Messrs. English, Feshbach, Hagen, Miller, Peebles, and Pevenstein as directors, each with a term expiring at the 2006 annual meeting. Each of the nominees has indicated his willingness to serve, if elected, but if any of the nominees should be unable or unwilling to serve, the Board may either reduce its size, or designate or not designate a substitute nominee. If the Board designates a substitute nominee, proxies that would have been cast for the original nominee will be cast for the substitute nominee unless instructions are given to the contrary.

In November 2004, the size of the Board was increased from eight to nine Directors, and at that time, the Board amended the Company’s Bylaws to reflect the change in the size of the Board, pursuant to its authority to do so under the Company’s Certificate of Incorporation. Effective August 26, 2005, the Board has amended the Company’s Bylaws to provide that the Board may determine the size of the Board by resolution, but in no event shall the size of the Board be less than five directors, unless the Bylaws have been so amended. As described above, the Board established that, effective as of the 2005 annual meeting, the size of the Board would be set at six persons, pursuant to such authority.

NOMINEES FOR DIRECTORS

Lawrence P. English (65) has been our Chairman of the Board since December 2000 and our Chief Executive Officer since June 2000. As discussed below and as previously announced, Mr. English will be succeeded by Mr. Keith B. Hagen as Chief Executive Officer and President on October 17, 2005. As of January 5, 2005, the Company consolidated the executive officer positions of Chief Executive Officer and Chief Operating Officer, and Mr. English assumed the roles of President and Chief Operating Officer. From January 1999 until joining QuadraMed, he was the Founder and Chief Executive Officer of Lawrence P. English, Inc., a private turn-around management firm. He has served as Director of Curative Healthcare Corporation since May 2000. He was the Chairman of the Board and Chief Executive Officer of Aesthetics Medical Management, Inc., a physician practice management company for plastic surgeons, from July 1997 to January 1999. He was the President of CIGNA Healthcare, one of the largest HMO providers in the United States, from March 1992 until August 1996. In May of 1999, he began serving as a Director of Clarent Hospital Corporation, formerly Paracelsus Healthcare Corporation, and in February of 2000, he became the Non-Executive Chairman of their Board; he resigned from the board in September 2002. Mr. English has been a prominent healthcare policy thought leader, and was a member of the Jackson Hole Group and a founder of the Alliance for Managed Care. Mr. English possesses a Bachelor of Arts degree from Rutgers University and a Masters of Business Administration from George Washington University and is a graduate of Harvard Business School’s Advanced Management Program.

Joseph L. Feshbach (52) has been a Director since 2001. He has served as a director of Curative Health Services, Inc., a disease management company focused on chronic wound care and specialty pharmacy, since February 2000. Mr. Feshbach was Curative’s Chairman of the Board from October 2000 to March 2005 and Chief Executive Officer from October 2002 to November 2004. He has been a private investor in QuadraMed since 1998. From 1985 to 1998, he was the General Partner of Feshbach Brothers, a money management and stock brokerage firm.

Keith B. Hagen (42) is being nominated as a Director for the first time. As previously disclosed, Mr. Hagen has been appointed as the Company’s Chief Executive Officer and President, effective as of October 17, 2005. Mr. Hagen has served as the President and a director of M. Transaction Services, Inc., a national healthcare electronic data interchange (EDI) service provider and a subsidiary of Misys PLC, since March 2003. From July 2001 until March 2003, he served as Senior Vice President and Chief Technology Officer of Misys Hospital Systems, a leading healthcare IT company and a subsidiary of Misys PLC. He was an executive at Sunquest Information Systems from March 2000 until July 2001, when Misys PLC acquired Sunquest. Until January 2000, Mr. Hagen served as Senior Vice President of Products and Technology and Chief Technology Officer for Compucare, which was acquired by QuadraMed in 1999.

Robert W. Miller (64) has been a Director since May 2003. Currently, he is an Adjunct Professor of Law at Emory University School of Law. He served as Director of Magellan Health Services, Inc. from 1998 to 2004 and was a non-executive Chairman from 1998 to 2001. He was a Partner in the law firm of King & Spalding from 1985 until his retirement in 1997. He has a Bachelor of Arts degree in History from the University of Georgia, and earned an LL.B. from Yale Law School.

James E. Peebles (65) has been a Director since October 2004, when he was appointed by the Board of Directors to fill a vacancy created when the Board’s size was increased from eight to nine members. From 2001 to 2004, he was a consultant with ACS Healthcare Solutions, MIDAS+ Division. In 1987, Mr. Peebles co-founded MIDS, a healthcare technology firm (now, ACS Healthcare Solutions, MIDAS+ Division) that provides software tools to support the care management process, and served as the President and Chief Executive Officer until 2001. From 1980 to 1986, he was Co-Founder, President and CEO of Sunquest Information Systems, now a part of Misys Healthcare - a healthcare information technology company providing software tools to support clinical laboratory requirements and currently the largest laboratory information system vendor in the United States. Prior to 1980, he served as Director of Information Systems for the University of Arizona Health Sciences Center. Mr. Peebles received a Bachelor of Arts degree in Mathematics from the University of Virginia.

Robert L. Pevenstein (58) has been a Director since September 2003. He has been a Director of the University of Maryland Medical System, which includes six community hospitals, and Vice Chair of the Board of Regents of the University System of Maryland, which includes thirteen higher education institutions, since 2003. In 1998 he became the President of Princeville Partners LLC, a mergers and acquisitions and business consulting group. He was the Senior Vice President and Chief Financial Officer of UNC Incorporated, an aviation services and manufacturing company, from 1987 to 1997. Mr. Pevenstein is a Certified Public Accountant, with a Masters of Business Administration from Pepperdine University and Bachelor of Science degrees in Business Administration and Accounting from the University of Maryland.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held ten (10) meetings in 2004, either in person or by telephone. Each director attended at least 75% of all Board and applicable committee meetings during 2004, except for Mr. Ryan who attended 70%. The following table describes the Board’s committees during 2004 and as of the date of this proxy statement.

Name	Audit		Compensation		Nominating and Governance		Strategic Planning
Lawrence P. English
Joseph L. Feshbach							X	*
F. Scott Gross(1)	X		X		X	*	X
Keith B. Hagen(2)
William K. Jurika(1)			X		X
Michael J. King(3)							X
Robert W. Miller	X				X
James E. Peebles			X				X
Robert L. Pevenstein**	X	*	X
Cornelius T. Ryan(1)			X	*	X

*	Chairman
**	Lead Independent Director – responsible for coordinating the activities of the other independent directors and for performing various other duties as established by the Board from time to time.
(1)	The Board service of Messrs. Gross, Jurika, and Ryan will end on October 26, 2005, the date of the 2005 annual meeting of stockholders. At that time, the memberships of the Board committees will be reconfigured as necessary.
(2)	Mr. Hagen will be appointed to the Board effective on October 17, 2005.
(3)	Mr. King resigned from the Board effective March 1, 2005.

The standing Board Committees and the number of meetings they held in 2004 were as follows:

•	Audit Committee – 9

•	Compensation Committee – 3

•	Nominating and Governance Committee – 4

The principal responsibilities and functions of the standing Board committees are as follows:

Audit Committee

•	Acts under a written charter that was adopted by the Audit Committee on January 19, 2005 and approved by our Board of Directors on January 20, 2005.

•	Reviews the integrity and accuracy of our auditing, accounting, and reporting processes and consideration and approval of appropriate changes.

•	Reviews our financial reports and other financial information provided to the public and filed with the SEC.

•	Reviews our internal controls regarding finance, accounting, legal compliance, and ethics.

•	Recommends our independent accountants and annually reviews their performance.

•	Performs other functions that the Board may assign to the Committee regarding QuadraMed’s accounting and financial reporting processes, and the audits of the financial statements of QuadraMed.

Note: Our Board of Directors has determined that Mr. Pevenstein is an “Audit Committee financial expert” as defined in Item 401(h) of Regulation S-K. All members of the Audit Committee, including Mr. Pevenstein, are independent as required by the Sarbanes-Oxley Act of 2002 and American Stock Exchange listing requirements.

Compensation Committee

•	Acts under a written charter that was adopted by the Compensation Committee on January 19, 2005 and approved by our Board of Directors on January 20, 2005.

•	Oversees the administration of our employee stock compensation plans, employee stock purchase plan, and disinterested administration of employee benefit plans in which executive officers may participate.

•	Determines senior management compensation and collaborates with senior management on benefit and compensation programs for our employees.

Note: All members of the Compensation Committee are independent as defined by the Sarbanes-Oxley Act of 2002 and American Stock Exchange listing requirements.

Nominating and Governance Committee

•	Acts under a written charter that was adopted by the Nominating and Governance Committee on January 19, 2005 and approved by our Board of Directors on January 20, 2005. A current copy of the Nominating and Governance Committee’s charter is available at our website http://www.quadramed.com by clicking on “Corporate” and “Corporate Governance”.

•	Recommends candidates for election to the Board.

•	Reviews candidates for election to the Board submitted by stockholders before the deadline for stockholder proposals.

•	Develops and makes recommendations to the Board regarding the size and composition of the Board and its committees.

•	Develops and makes recommendations to the Board with respect to corporate governance principles.

•	Responsible for overseeing corporate governance.

Note: All members of the Nominating and Governance Committee are independent as defined by the Sarbanes-Oxley Act of 2002 and American Stock Exchange listing requirements.

Compensation Committee Interlocks and Insider Participation

Directors Ryan, Jurika and Gross were members of the Compensation Committee during 2004. None of the members of the Compensation Committee has ever been an officer or employee of QuadraMed Corporation or any of its subsidiaries.

In 2004, none of QuadraMed’s executive officers:

•	Served as a member of the compensation committee (or committee performing a similar function, or in the absence of such committee, the Board of Directors) of another entity, one of whose executive officers served on QuadraMed’s Compensation Committee or Board of Directors; or

•	Served as a director of another entity, one of whose executive officers served on QuadraMed’s Compensation Committee.

Stockholder Director Nominations

In accordance with the Company’s Amended and Restated Bylaws, any stockholder entitled to vote for the election of directors at the annual meeting may nominate persons for election as directors at the 2006 annual meeting of stockholders only if the Secretary of the Company receives written notice of any such nominations no earlier than the close of business on the 90th day prior to the 2006 annual meeting and no later than the close of business on the 10th day after the public announcement of the date of the 2006 annual meeting. Any stockholder notice of intention to nominate a director shall include:

•	the name and address of the stockholder;

•	a representation that the stockholder is entitled to vote at the meeting at which directors will be elected;

•	the class and number of shares of the Company that are beneficially owned by the stockholder;

•	any material interest of the stockholder;

•	information required by Regulation 14A of the Securities Exchange Act of 1934, as amended;

•	a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the following information with respect to the person nominated by the stockholder:

•	name and address;

•	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable rules promulgated by the SEC, and

•	a description of any arrangements or understandings between the stockholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and

•	the consent of each such nominee to serve as a director if elected.

The Chairman of the Board, other directors or senior management of the Company may also recommend director nominees. The Nominating and Governance Committee’s process for identifying and evaluating director nominees includes:

•	Conducting candidate searches, interviewing prospective candidates and conducting programs to introduce candidates to the Company, its management and operations, and confirming the appropriate level of interest of such candidates;

•	Recommending to the Board, with the input of the Chief Executive Officer, qualified candidates for the Board who bring the background, knowledge, experience, skill sets and expertise that would strengthen and increase the diversity of the Board;

•	Conducting appropriate inquiries into the background and qualifications of potential nominees; and

•	Reviewing the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommending whether or not such director should be re-nominated.

The Nominating and Governance Committee will evaluate director nominees, including nominees that are submitted to the Company by a stockholder, taking into consideration certain criteria, including issues of experience, wisdom, integrity, skills such as understanding of finance and marketing, educational and professional background. Candidates nominated for election or re-election to the Board should possess the following qualifications:

•	high personal and professional ethics, integrity, practical wisdom, and mature judgment;

•	broad training and experience at the policy-making level in business, government, education, or technology;

•	expertise that is useful to the Company and complementary to the background and experience of other Board members;

•	willingness to devote the required amount of time to carrying out duties and responsibilities of Board membership;

•	commitment to serve on the Board over a period of several years to develop knowledge about the Company’s principal operations; and

•	willingness to represent the best interests of all stockholders and objectively appraise management performance.

If the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the selection and nomination of such directors will not be subject to the Nominating and

Governance Committee’s nomination and review process. At all times, at least one member of the Board must meet the definition of “financial expert” set forth in the Sarbanes-Oxley Act of 2002 for service on the Company’s Audit Committee, and all members of the Board serving on the Company’s Audit Committee must meet the requirements of the American Stock Exchange and the Sarbanes-Oxley Act. In addition, directors must have time available to devote to Board activities and be able to work well with the Chief Executive Officer and other members of the Board.

The Company did not receive any stockholder recommendations for director nominees to be considered by the Nominating and Governance Committee for the 2005 annual meeting.

Stockholder Communications with the Board

Stockholders may contact the Board of Directors as a group or an individual director by the following means: Email: boardofdirectors@quadramed.com

Mail:	Board of Directors
Attn: Lead Independent Director or Corporate Secretary
QuadraMed Corporation
12110 Sunset Hills Road
Suite 600
Reston, VA 20190

Stockholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is addressed. Stockholder communications sent by email are delivered directly to Mr. Pevenstein, the lead independent director, and to the Secretary of the Company, who will promptly forward such communications to the specified director addressees. Stockholder communications sent by mail will be promptly forwarded by the Secretary of the Company to the specified director addressee or to Mr. Pevenstein, if such communication is addressed to the full Board of Directors. Stockholders wishing to submit proposals for inclusion in the proxy statement relating to the 2006 annual meeting of stockholders should follow the procedures specified under “Stockholder Proposals for 2006 Annual Meeting” below. Stockholders wishing to nominate directors should follow the procedures specified above under “Proposal One – Stockholder Director Nominations.”

The Board of Directors currently does not have a policy with regard to director attendance at the Company’s annual meeting of stockholders; however, it schedules the meeting of the Board of Directors on the same date as the annual meeting of stockholders. Messrs. English, Miller, King, Pevenstein, Feshbach and Ryan attended the annual meeting of stockholders in 2004 in person, and Messrs. Jurika and Gross attended by telephone.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics for the Company that applies to its employees, officers and directors. The Company has also adopted a Code of Ethics for Principal Executive Officers and Senior Financial Officers that applies to our senior financial employees, including our Chief Executive Officer and Chief Financial Officer. Each of these codes of ethics is posted on the Company’s website, http://www.quadramed.com by clicking on “Corporate” and “Corporate Governance.” The Company filed the Code of Ethics for Principal Executive Officers and Senior Financial Officers as an exhibit to its Form 10-K for the fiscal year ended December 31, 2003, filed with the SEC on March 22, 2004. The Company will provide a copy of these codes of ethics to any person without charge, upon request. Requests may be made by writing or telephoning the Company at the following address:

QuadraMed Corporation

12110 Sunset Hills Road

Reston, Virginia 20190

703-709-2300

Attn: Corporate Counsel

DIRECTOR COMPENSATION

QuadraMed executive officers do not receive additional compensation for service as a director.

Compensation for non-employee directors in 2004 is shown in the following table:

Annual Retainer Fee(1)	$15,000(2)

Annual Option Grant(3)	34,500 shares to ongoing directors(4)

Board Meeting Attendance	$1,500 – in person or by telephone

Committee Meeting Attendance	$1,500 – in person or by telephone
$2,000(5) – in person or by telephone for Audit Committee Meetings

Expenses	Reasonable

Option Grant Upon First Election	46,000 shares to new directors(6)

Option Grant Upon Election as Committee Chairman	None

(1)	Non-employee directors may elect to participate in the Director Fee Option Grant Program under QuadraMed’s 2004 Stock Compensation Plan. This program allows non-employee directors to apply all or any portion of their annual retainer fee otherwise payable in cash to the acquisition of a special option grant. The terms of the special option grant are:

Exercise Price per Share:	One-third ( 1/3) of the fair market value per share of QuadraMed common stock, as determined by the closing selling price per share of common stock reported on the applicable stock exchange or market on the date preceding the option grant date (FMV).

No. of Option Shares:	Equal to the amount of annual retainer fee elected divided by two-thirds ( 2/3) of the FMV, rounded down to the next whole share.

Vesting:	• Fifty percent (50%) on completion of six (6) months of Board service

• Remaining fifty-percent (50%) in six (6) equal monthly installments thereafter

• Immediate vesting upon director’s death or disability

• Immediate vesting upon the occurrence of a Change of Control (as defined in QuadraMed’s 2004 Stock Compensation Plan) while the director is a Board member.

Term:	Ten (10) years.

(2)	The Lead Independent Director’s annual retainer fee is $22,500.
(3)	The terms of the options are as follows:

Exercise Price:	Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on the applicable stock exchange or market, on the date of grant.

Vesting:	• Death or disability.

• Change of Control.

Term:	Ten (10) years.

(4)	On May 29, 2003, the Board approved a grant of options to purchase 34,500 shares to each ongoing director as of that date. The options granted were in lieu of separate option grants in 2003, 2004 and 2005. These shares vested 33% on May 30, 2003, 33% on May 30, 2004, and 33% on May 30, 2005. Directors who were first elected to our Board in 2003 or thereafter received an initial stock option grant to purchase 46,000 shares (as described below) and did not receive any part of the 2003 grant of options to purchase 34,500 shares.

At each annual meeting of stockholders beginning with the 2006 annual meeting of stockholders, each ongoing non-employee director will be granted automatically an option to purchase 12,000 shares, unless such director had already received an initial option grant upon his first election to our Board at the 2004 or 2005 annual meeting of stockholders.

(5)	The Chairman of the Audit Committee receives $4,000 per meeting of the Audit Committee for attendance in person or by telephone.
(6)	Each individual who is first elected or appointed as a non-employee director receives options to purchase 46,000 shares on the date of such initial election or appointment.

Exercise Price:	Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on the applicable stock exchange or market, on the date of grant.

Vesting:	• Fifty percent (50%) on completion of one (1) year of Board service measured from grant date

• Remaining fifty-percent (50%) on completion of second year of Board service measured from grant date

• Change of Control.

Term:	Ten (10) years.

EXECUTIVE OFFICERS

Lawrence P. English (65) has been our Chairman of the Board since December 2000 and our Chief Executive Officer since June 2000. Mr. English will be succeeded by Mr. Hagen as Chief Executive Officer and President on October 17, 2005. As of January 5, 2005, the Company consolidated the executive officer positions of Chief Executive Officer and Chief Operating Officer, and Mr. English assumed the roles of President and Chief Operating Officer. From January 1999 until joining QuadraMed, he was the Founder and Chief Executive Officer of Lawrence P. English, Inc., a private turn-around management firm. He has served as Director of Curative Healthcare Corporation since May 2000. He was the Chairman of the Board and Chief Executive Officer of Aesthetics Medical Management, Inc., a physician practice management company for plastic surgeons, from July 1997 to January 1999. He was the President of CIGNA Healthcare, one of the largest HMO providers in the United States, from March 1992 until August 1996. In May of 1999, he began serving as a Director of Clarent Hospital Corporation, formerly Paracelsus Healthcare Corporation, and in February of 2000, he became the Non-Executive Chairman of their Board; he resigned from the board in September 2002. Mr. English has been a prominent healthcare policy thought leader, and was a member of the Jackson Hole Group and a founder of the Alliance for Managed Care. Mr. English possesses a Bachelor of Arts degree from Rutgers University and a Masters of Business Administration from George Washington University and is a graduate of Harvard Business School’s Advanced Management Program.

Keith B. Hagen (42) has been appointed as the Company’s Chief Executive Officer and President, effective as of October 17, 2005. Mr. Hagen has served as the President and a director of M. Transaction Services, Inc., a national healthcare electronic data interchange (EDI) service provider and a subsidiary of Misys PLC, since March 2003. From July 2001 until March 2003, he served as Senior Vice President and Chief Technology Officer of Misys Hospital Systems, a leading healthcare IT company and a subsidiary of Misys PLC. He was an executive at Sunquest Information Systems from March 2000 until July 2001, when Misys PLC acquired Sunquest. Until January 2000, Mr. Hagen served as Senior Vice President of Products and Technology and Chief Technology Officer for Compucare, which was acquired by QuadraMed in 1999.

David L. Piazza (50) became our Chief Financial Officer, Executive Vice President, Corporate Secretary and Treasurer, effective August 10, 2005. Mr. Piazza joined the Company in October 2003 as Vice President of Finance and has been responsible for all non-accounting finance and administrative matters for the Company. He was an important member of the team that transitioned the Company’s headquarters from San Rafael, California to Reston, Virginia. Prior to joining the Company, Mr. Piazza was Chief Financial Officer of Gemplex Inc., a global Virtual Private Network provider in Vienna, Virginia from June 2001 to October 2003 and Chief Financial Officer of Teligent International in Vienna, Virginia from February 2000 to June 2001. Mr. Piazza has twenty years of experience in the telecommunications sector, where he has worked with both public and private companies. He is a CPA and began his career in the public accounting practice where he specialized in the audits of regulated companies. Mr. Piazza is a graduate of the University of Illinois.

James R. Klein (57) became our Chief Technology Officer (CTO) and Senior Vice President of Product Management in August 2005. Klein is a healthcare information technology veteran who formerly worked at Compucare, a company acquired by QuadraMed in 1999, and more recently served from April 1997 to July 2004 as Vice President and Research Director at the Gartner Group and as Director, Healthcare Technology from August 2004 to July 2005 for QuadraMed’s technology partner InterSystems Corporation. Mr. Klein received a Bachelor of Science degree in Mathematics from Villanova University and a Masters Degree from the University of Maryland.

James R. Milligan (45) became our Senior Vice President for Enterprise Marketing and Government Programs in August 2005. Mr. Milligan joined QuadraMed in October 2001 as a regional Vice President for Enterprise sales, and he assumed responsibility for the Company’s Client Management program in January 2005 and for the Government business in June 2005. Prior to joining the Company, he was Vice President of Sales and Marketing for Milbrook Corporation in Addison, Texas. Mr. Milligan is a graduate of Ashburn University.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the accompanying notes set forth certain information, as of August 30, 2005, concerning the beneficial ownership of our common stock by: (1) each person who is known by us to beneficially own more than five percent of our common stock, (2) each director of our company, (3) each named executive officer, and (4) all directors and executive officers as a group. The beneficial ownership percentages have been calculated based on 40,519,379 shares of common stock outstanding on August 30, 2005.

Under the SEC’s rules, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of a security if that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. Unless otherwise indicated by footnote, the named entities or individuals have sole voting and investment power with respect to the shares of common stock which they beneficially own. All persons listed have an address in care of QuadraMed’s principal executive offices, except as otherwise noted. All information with respect to beneficial ownership has been furnished to us by our respective stockholders, unless otherwise noted.

Name of Beneficial Owner	Number of Shares Owned		Right to Acquire		Total	Percentage
David M. Knott(1)(2)	2,791,171		—		2,791,171	6.9%
Zazove Associates, LLC(3)	162,440	(4)	7,231,008	(5)	7,393,448	15.5%
MacKay Shields LLC(6)	7,036,717	(7)	15,161,290	(8)	22,198,007	39.9%
Cannell Capital LLC(9)	—		3,790,315	(10)	3,790,315	8.6%
Lawrence P. English(11)(12)	825,000	(13)	2,035,000	(14)	2,860,000	6.3%
Joseph L. Feshbach(11)	20,000		93,014		113,014	*
F. Scott Gross(11)(15)	—		111,291		111,291	*
Keith B. Hagen(16)	550,000	(17)	—		550,000	1.4%
William K. Jurika(11)(15)	3,806,040		53,282		3,859,322	9.5%
Robert W. Miller(11)	3,000		46,000		49,000	*
Frank J. Pecaitis(12)	12,027		371,872		383,899	*
James E. Peebles(11)	—		23,000		23,000	*
Robert L. Pevenstein(11)	10,000		46,000		56,000	*
Cornelius T. Ryan(11)(15)	5,000		101,014		106,014	*
Dean A. Souleles(12)	—		272,900		272,900	*
Michael S. Wilstead(12)	412,000		887,500		1,299,500	3.1%
John C. Wright(12)	100,000		750,000		850,000	2.1%

All directors and executive officers as a group (12 people)(18)	5,319,040	(19)	2,562,118		7,881,158	18.3%

*	Less than 1% of our outstanding shares of common stock.
(1)	Address: 485 Underhill Boulevard, Suite 205, Syosset, New York 11791
(2)	This information was obtained from the Schedule 13G/A filed with the SEC by Mr. Knott on February 11, 2005.
(3)	Address: 940 Southwood Boulevard, Suite 200, Incline Village, Nevada 89451. Zazove Associates, LLC is controlled by Gene T. Pretti, its Chief Executive Officer and majority equity holder.
(4)	This number of shares includes 90,000 shares of unregistered common stock based on the exercise of warrants.
(5)	This number of shares includes (i) 2,069,718 shares of common stock issuable on the exercise of warrants and (ii) 5,161,290 shares of common stock issuable upon the conversion of 640,000 shares of Series A Preferred Stock owned by the holder, based on a conversion rate of 8.0645 shares of common stock per share of Series A Preferred Stock.

(6)	Address: 9 West 57th Street, New York, New York 10019
(7)	This number of shares includes 5,867,099 shares of unregistered common stock based on the exercise of warrants.
(8)	Represents the number of shares of common stock issuable upon the conversion of 1,880,000 shares of Series A Preferred Stock owned by the holder.
(9)	Address: 150 California Street, San Francisco, California 94111
(10)	Represents the number of shares of common stock issuable upon the conversion of 470,000 shares of Series A Preferred Stock owned by the holder.
(11)	Director
(12)	Named executive officer, as defined in “Executive Compensation” below at page 16.
(13)	This number of shares includes 675,000 common shares upon which the contractual restrictions on transfer will lapse, pursuant to the terms of the Company’s severance package with Mr. English, discussed below.
(14)	All of Mr. English’s previously unvested stock options will vest upon the termination of his employment, pursuant to the terms of the Company’s severance package with Mr. English, discussed below.
(15)	This director’s Board service will cease on October 26, 2005, the date of the 2005 annual meeting of stockholders.
(16)	Director and executive officer, as of October 17, 2005.
(17)	This number of shares comprises 550,000 restricted common shares issuable to Mr. Hagen on October 17, 2005, upon his appointment as Chief Executive Officer and President. Mr. Hagen has sole voting power with respect to such shares, but they are subject to contractual limitations on transfer.
(18)	This number (i) includes shares beneficially owned by all directors listed in this table, including Messrs. Gross, Jurika, and Ryan whose service as directors will end as of the date of the 2005 annual meeting, (ii) includes shares beneficially owned by all current executive officers of the Company and Mr. Hagen, and (iii) excludes shares beneficially owned by Messrs. Wilstead, Souleles, Pecaitis, and Wright, each of whom is no longer an executive officer of the Company.
(19)	This number of shares includes 100,000 restricted common shares for which Mr. Klein has sole voting power, but which are subject to contractual limitations on transfer.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

EXECUTIVE COMPENSATION

The following tables show, for the last three fiscal years, compensation information for QuadraMed’s Chief Executive Officer and the next four most highly compensated executives. Other tables that follow provide more detail about the specific type of compensation. Each of these officers is referred to as a “named executive officer”.

Summary Compensation Table:

	Annual Compensation							Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)		Bonus(1) ($)		Other Compensation ($)		Restricted Stock Awards(2) ($)	Securities Underlying Options (#)	All Other Compensation(3) ($)
Lawrence P. English(4)	2004	415,249		528,800	(5)	—		—	—	4,100
Chairman of the Board and	2003	410,000		431,000	(6)	—		1,687,500	925,000	4,000
Chief Executive Officer	2002	407,500		250,000		—		—	110,000	4,000

Michael S. Wilstead(7)	2004	303,750		360,000	(8)	—		—	—	4,100
Former President and Chief	2003	305,209		296,250	(9)	—		843,750	492,500	4,000
Operating Officer	2002	285,000		113,125		—		62,090	40,000	4,000

John C. Wright(10)	2004	292,500		64,125		—		—	—	4,100
Former Executive Vice President and	2003	302,099	(11)	N/A		—		182,000	750,000	N/A
Chief Financial Officer	2002	N/A		N/A		N/A		N/A	N/A	N/A

Dean A. Souleles(12)	2004	226,806		184,349	(13)	—		—	—	4,100
Senior Vice President and	2003	224,257		138,795	(14)	71,104	(15)	—	142,900	4,000
Managing Director for HIM Division	2002	202,500		87,500		111,045	(16)	—	55,000	3,400

Frank A. Pecaitis(17)	2004	188,181		227,700	(18)	—		—	—	4,100
Former Senior Vice President	2003	184,050		326,973	(19)	—		—	417,900	—
	2002	180,000		263,027	(20)	399,861	(21)	—	17,900	—

(1)	Bonus payments in each year were made pursuant to the preceding year’s Incentive Plan.
(2)	The amounts shown represent the dollar value of QuadraMed common stock on the date the restricted stock was granted. All such grants of restricted stock (“Restricted Shares”) were made under the 1996 Stock Incentive Plan, except for the 2003 grant to Mr. Wright. The Restricted Shares cliff vest on the third anniversary of the grant, except for the 2003 grants to Mr. English and Mr. Wilstead. The vesting of the restricted shares in Mr. Wilstead’s 2003 grant was accelerated and those shares became fully vested upon Mr. Wilstead’s separation from the Company on January 5, 2005. The vesting of the restricted shares in Mr. English’s 2003 grant will be accelerated and those shares will fully vest upon Mr. English’s termination as an executive officer. The Restricted Shares are subject to forfeiture if employment terminates before becoming fully vested and non-forfeitable. The following is a summary of all outstanding grants of Restricted Shares to the named executive officers during the periods covered in the table above:

•	On February 19, 2002, Mr. Wilstead received a grant of 7,000 Restricted Shares.

•	On July 9, 2003, Mr. Wright received a grant of 100,000 Restricted Shares.

•	On December 30, 2003, Mr. English received a grant of 675,000 Restricted Shares, and Mr. Wilstead received a grant of 337,500 Restricted Shares.

As of December 31, 2004, the aggregate number of all Restricted Shares held by each named executive officer and the dollar values of the Restricted Shares (equal to the product of the number of Restricted Shares multiplied by $2.50, the closing price for the Company’s common stock reported on the American Stock Exchange on December 31, 2004) were as follows: Mr. English, 825,000 shares ($2,062,500); Mr. Wilstead, 444,500 shares ($1,111,250); Mr. Wright, 100,000 shares ($250,000); and Mr. Souleles, 75,000 shares ($187,500). QuadraMed does not pay dividends on its Restricted Shares.

(3)	Unless otherwise noted, amount shown is QuadraMed’s annual contribution on behalf of named executive officer to the QuadraMed 401(k) Plan.
(4)	Mr. English was appointed QuadraMed’s Chief Executive Officer effective June 12, 2000 and elected Chairman of the Board effective December 31, 2000. On January 5, 2005, the Company consolidated the positions of Chief Executive Officer and Chief Operating Officer, and Mr. English assumed the responsibilities of Chief Operating Officer and President. Effective October 17, 2005, Mr. Hagen will succeed Mr. English as Chief Executive Officer and President.
(5)	This represents a $221,400 bonus payment and a $307,400 payment under his Key Employment Retention agreement.
(6)	This represents a $123,000 bonus payment and a $308,000 payment under his Key Employment Retention agreement.
(7)	Mr. Wilstead joined QuadraMed in July 1998 and was appointed Chief Operating Officer in December 2001 and President in March 2003. Mr. Wilstead’s employment terminated on January 5, 2005.
(8)	This represents a bonus of $135,000 and a $225,000 payment under his Key Employment Retention agreement.
(9)	This represents a $71,250 bonus payment and a $225,000 payment under his Key Employment Retention agreement.
(10)	From January 2003 through July 2003, Mr. Wright served as a consultant to the Company’s Audit Committee. Mr. Wright became an employee in July 2003. From April 2004 to August 2005, Mr. Wright served as Chief Financial Officer and Executive Vice President. Mr. Wright’s employment terminated on August 31, 2005, although he continues to serve as a consultant to the Company’s Sarbanes-Oxley Section 404 compliance team.
(11)	This represents $207,099 paid as a consultant and $95,000 paid as an employee.
(12)	Mr. Souleles joined QuadraMed in February 2000 and served as Chief Technology Officer from November 2003 to August 2005 and from August 2000 to September 2002. As of August 2005, he is the Company’s Senior Vice President and Managing Director for the HIM division. From September 2002 to November 2003, he was Executive Vice President of the Enterprise software division.
(13)	This represents a $100,554 bonus payment and an $83,795 payment under his Key Employment Retention agreement.
(14)	This represents a $55,000 bonus payment and an $83,795 payment under his Key Employment Retention agreement.
(15)	This represents $71,104 in relocation expenses.
(16)	This represents an amount of gain on stock options of $111,045.
(17)	Mr. Pecaitis joined QuadraMed in February 1999 and served as Senior Vice President of Client Development from February 2001 to July 2005. Mr. Pecaitis’s employment terminated on July 15, 2005.
(18)	This represents sales commissions in the amount of $135,000 and a $92,700 payment under his Key Employment Retention agreement.
(19)	This represents sales commissions in the amount of $224,273, a $10,000 merit bonus, and a $92,700 payment under his Key Employment Retention agreement.
(20)	This represents sales commissions in the amount of $263,027.
(21)	This represents an amount of gain on stock options of $399,861.

Employment Agreements and Termination and Change of Control Provisions

QuadraMed has employment agreements with its Chairman and CEO, Lawrence P. English, and the other named executive officers, Michael S. Wilstead, John C. Wright, Dean A. Souleles, and Frank J. Pecaitis. All of these agreements are “at will” and have similar terms and conditions as set forth in the following table. The employment agreements with Messrs. English, Wilstead, Wright and Pecaitis, which were or will be terminated in 2005, are discussed below.

Term	• Two years, automatically renewed for one year, unless three months’ prior notice, for Mr. English, Mr. Wilstead, and Mr. Wright.(1)

• One year, automatically renewed for terms of one year, unless one month’s prior notice, for the other named executive officers.

Compensation	• Annual base rate of salary approved by the Compensation Committee. Discretionary bonus target of 50% of annual base rate of salary determined by the Compensation Committee.(2)

• Additional discretionary bonuses determined by the Compensation Committee based on achievement of specified goals established by the Board.(2)

Benefits	• Participation in group life, medical, and dental insurance; short-term disability insurance.

• Accidental death and dismemberment plan.

• Other employee benefits, including 401(k) plan, profit sharing, stock purchase and option plans.

Vacation	• Four weeks.

Options	• Issued pursuant to QuadraMed’s 1996 Stock Incentive Plan, 1999 Supplemental Stock Option Plan, and 2004 Stock Compensation Plan.

Expenses	• Customary, ordinary, and necessary business expenses.

• For Mr. English only: Relocation, preparation of personal tax returns, and automobile lease.

Termination for Cause or Nonperformance	• Acts of fraud, embezzlement, or misappropriation of proprietary information, trade secrets, or confidential information.

• Breach of fiduciary duties to QuadraMed or any other misconduct adversely affecting QuadraMed’s business reputation in a material manner.

• Failure to adhere to QuadraMed policies.

• Failure to devote full working time and effort to performance of duties.(3)

Change of Control	• Merger or acquisition in which QuadraMed is not the surviving entity.

• Stockholder approved sale, transfer, or disposition of all or substantially all of QuadraMed’s assets.

• Transfer of substantially all of QuadraMed’s assets pursuant to a partnership or joint venture in which QuadraMed’s interest is less than 50%.

• Reverse merger in which QuadraMed is the surviving entity but in which more than 50% of QuadraMed’s shares are transferred.

• Change in ownership such that one person or entity becomes beneficial owner of more than 50% of QuadraMed’s shares.

• Majority of the Board is replaced in a 12-month period by Directors not endorsed by the majority of the existing Board.

Involuntary Termination

•      Termination not for cause.

•      Involuntary discharge or dismissal.

•      Failure to renew employment agreement.

•      Material reduction in responsibilities or compensation; relocation 45+ miles from current location.

CEO English’s Severance on Involuntary Termination Other Than in Connection with a Change of Control

•      Two times then current annual base salary.

•      Acceleration of unvested options so that at least 250,000 shares will be vested and exercisable as of the date of termination and elimination of transfer restrictions on Restricted Shares.

•      Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.

•      Severance conditioned on complete and unconditional release.

CEO English’s Severance on Change of Control or Involuntary Termination Within 24 Months of a Change of Control

•      Two times then current annual base salary and annual target bonus.

•      Two years of life, health, and disability plan coverage.

•      Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.

•      To extent not assumed by the acquiring company, acceleration of all unvested options and restricted stock.

•      In lieu of other severance, Mr. English may voluntarily terminate his employment, contingent on continued employment for a minimum of 60 days, whereupon one-half of unvested options shall accelerate and, together with all vested options, remain exercisable for the full term of the option.

Other Executive Officer Severance On Involuntary Termination Other Than in Connection With a Change of Control

•      One times then current annual base salary.

•      One year of life, health, and disability plan coverage.

•      Acceleration of unvested options, restricted stock, and phantom stock.

•      Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.

•      Severance conditioned on complete and unconditional release.

Other Executive Officer Severance On Change of Control or Involuntary Termination within 24 months of a Change of Control(4)

•      One times then current annual base salary and annual target bonus.

•      One year of life, health, and disability plan coverage.

•      To extent not assumed by the acquiring company, acceleration of all unvested options.

•      Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.

(1)	Mr. Wright’s Employment Agreement provided for one month’s prior notice.
(2)	Mr. Pecaitis’s Employment Agreement did not provide for discretionary bonuses. Mr. Pecaitis received commissions under the QuadraMed Corporation Sales Compensation Plan.

(3)	This provision is not found in Mr. Wright’s, Mr. Souleles’s, or Mr. Pecaitis’s Employment Agreements. Mr. English is permitted to serve as a member of up to three outside boards of directors, and Mr. Wright was permitted to serve as a member of up to two outside boards of directors.
(4)	Mr. Wright was entitled to receive such severance package if he were involuntarily terminated in connection with, or three months prior to, a Change of Control.

On January 5, 2005, after the Board consolidated the positions of Chief Executive Officer and Chief Operating Officer, Mr. Wilstead stepped down as the Company’s President and Chief Operating Officer. This constituted an “Involuntary Termination” under the terms of Mr. Wilstead’s employment agreement, as amended. Accordingly, in exchange for executing a release with the Company, Mr. Wilstead received one year of his annual base salary, one year of life, health, and disability insurance; and the acceleration of all of his unvested stock options and restricted stock.

Effective July 15, 2005, Mr. Pecaitis resigned from the Company. His resignation was a voluntary termination of his employment agreement, and accordingly, Mr. Pecaitis received no severance upon his resignation.

Effective August 31, 2005, Mr. Wright’s employment ended. In exchange for executing a release with the Company, Mr. Wright received one year of his annual base salary, one year of health benefits, and the acceleration of all of his unvested stock options and restricted stock.

Effective October 17, 2005, Mr. English will be replaced by Keith B. Hagen as Chief Executive Officer and President. Mr. English will continue to serve as executive Chairman of the Board through December 31, 2005. This will constitute an “Involuntary Termination” under the terms of Mr. English’s employment agreement, as amended. In connection with the foregoing, in exchange for executing a release with the Company, Mr. English will receive cash severance equal to two times the sum of his current base salary and bonus, one year of life insurance benefit and the acceleration of all of his unvested stock options and restricted stock. In addition, the Company has agreed to repurchase 256,500 of Mr. English’s restricted stock at a price per share equal to the closing trading price of the Company’s common stock at the time of repurchase.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

The Company currently has coverage in place insuring the directors and officers of the Company and its subsidiaries against any liability incurred by them while acting within the scope of their duties as a director or officer. The insurance coverage is up to $20 million with a deductible of $500,000.

Compensation Committee Report On Executive Compensation

QuadraMed’s Compensation Committee establishes general executive compensation policies and reviews and determines the salaries, bonuses, and discretionary option grants awarded to QuadraMed’s executives, including the Chief Executive Officer.

The Compensation Committee retained an independent compensation consulting firm in 2004 to provide advice on executive compensation matters and provide it with the following:

•	Comparative executive compensation information, including salary, bonus, and option data for companies similar to QuadraMed and that compete with QuadraMed for executive talent.

•	Specific recommendations to maintain QuadraMed’s executive compensation at levels competitive with the marketplace.

The following table summarizes the key policies, factors, and other compensation information that the Compensation Committee used in determining 2004 executive compensation, including that of the Chief Executive Officer:

Policies

•      Provide competitive compensation to attract and retain highly-skilled executives.

•      Align and tie executive personal performance to QuadraMed’s financial performance through the use of variable and long-term incentive awards.

Executive Compensation Elements

•      Annual base salary, tied to the Compensation Committee’s evaluation of personal executive performance and the competitive marketplace for comparable executives.

•      Variable incentive awards, tied to achievement of QuadraMed’s financial goals set at the beginning of the fiscal year and evaluation of personal executive contribution.

•      Long-term equity-based incentive awards, tied to aligning the interests of executive officers with stockholders’ interests.

2004 Factors

•      Contribution margin targets set by the Board.

•      Improvement of management processes.

•      Development of long-term corporate business, research and development, and financial strategies.

•      Improved communication with customers, the investment community, and the Board.

With regard to the compensation of the Chief Executive Officer, the Compensation Committee evaluated QuadraMed’s contribution margins and Mr. English’s performance on a variety of matters, including improvement of management processes, reduction in expenses, strengthening of the management team, increase in revenues, development of long-term corporate business and financial strategies, and improved communication with customers, the investment community, and the Board.

Pursuant to Section 162(m) of the Internal Revenue Code, QuadraMed is not allowed a tax deduction for non-performance based compensation paid to an executive officer in excess of $1 million in any fiscal year. In 2004, none of QuadraMed’s executive officers was paid non-performance based compensation in excess of this limitation and it is unlikely that this limitation will be exceeded in the foreseeable future. Consequently, the Compensation Committee has decided not to take any action to limit or restructure the elements of cash compensation payable to QuadraMed’s executive officers. This decision will be reconsidered, however, should the non-performance based compensation of any executive officer ever approach the $1 million level.

The Board did not modify or reject any Compensation Committee action or recommendation regarding executive compensation for the 2004 fiscal year.

Compensation Committee:

Cornelius T. Ryan, Chairman

F. Scott Gross

Robert L. Pevenstein

William K. Jurika

OTHER INFORMATION

Performance Graph

The following chart, produced by Research Data Group, depicts QuadraMed’s performance for the period beginning on December 31, 1999, and ending December 31, 2004, as measured by total stockholder return on the common stock compared with the total return of the NASDAQ Stock Market (U.S.) Index, the NASDAQ Computer and Data Processing Index and the AMEX Market Value (U.S.) Index. Upon request, QuadraMed will furnish stockholders a list of the component companies of such indexes.

Notwithstanding anything to the contrary set forth in any of QuadraMed’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by QuadraMed under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation and QuadraMed’s Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by QuadraMed under those statutes.

EQUITY COMPENSATION PLAN INFORMATION

This table provides information about our common stock subject to equity compensation plans as of December 31, 2004. All of our plans have been approved by our stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Approved By Stockholders*	10,524,136	(1)	$3.38	1,720,252	(2)

*	The Company has issued stock options and restricted stock under its 1996 Stock Incentive Plan (the “1996 Plan”), the 1999 Supplemental Stock Option Plan (the “1999 Plan”), and the 2004 Stock Compensation Plan (the “2004 Plan”), all of which were approved by stockholders. The 2004 Plan superceded the Company’s 1996 Plan, as amended, and 1999 Plan, as amended, as of May 6, 2004, although stock options and restricted stock under the 1996 and 1999 Plans outstanding as of that date remain subject to the terms of those plans.
(1)	Includes options originally issuable under various benefit plans of entities acquired by us.
(2)	This number excludes options and restricted shares outstanding and shares issued upon exercise of options plan-to-date, as of December 31, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires QuadraMed’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of QuadraMed’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of QuadraMed’s equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish QuadraMed with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, QuadraMed believes that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2004, were met in a timely manner by its directors, executive officers, and greater than ten percent (10%) beneficial owners, with no exceptions.

PROPOSAL TWO

APPROVAL AND RATIFICATION OF TWO RELATED AMENDMENTS TO THE CERTIFICATE OF DESIGNATION FOR THE SERIES A CUMULATIVE MANDATORY CONVERTIBLE PREFERRED STOCK (A) TO EXTEND THE TIME PERIOD FOR CONVERSION OF SERIES A PREFERRED STOCK INTO COMMON STOCK AND (B) TO CLARIFY CERTAIN DIVIDEND FEATURES.

General

On June 17, 2004, we issued four million shares of Series A Cumulative Mandatory Convertible Preferred Stock (the “Series A Preferred Stock”) in a private, unregistered offering to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act of 1933. The Series A Preferred Stock was sold for $25 per share and is convertible into shares of common stock at a current conversion price of $3.10 per share, which is equivalent to a conversion rate of 8.0645 shares of common stock for each share of Series A Preferred Stock. Upon conversion of shares of the Series A Preferred Stock into shares of common stock, holders of Series A Preferred Stock have the right to receive, when declared by the Board of Directors, dividends equal to the total previous unpaid dividends payable from the effective date of conversion through June 1, 2007 at a rate of $1.375 per share per annum, or 5.50% per annum, discounted to present value at a rate of 5.5% per annum, payable in cash, common stock or any combination thereof at the Company’s option (the “Discounted Dividend Payment”).

The Certificate of Designation, Powers, Preferences and Rights of the Series A Preferred Stock (the “Certificate of Designation”) currently provides that a holder of Series A Preferred Stock has the right to convert its shares into shares of common stock on or before May 31, 2007. Under the terms of the current Certificate of Designation, a holder of Series A Preferred Stock essentially forfeits its right to convert its shares of Series A Preferred Stock into common stock, if it does not exercise this right on or before May 31, 2007, although the Company has the right, under certain conditions, to cause the conversion of shares of the Series A Preferred Stock on or after May 31, 2007.

The Company proposes to amend and restate the Certificate of Designation to:

•	Permit the conversion of shares of Series A Preferred Stock by holders at any time rather than limiting the exercise of the right to a time on or before May 31, 2007, and

•	Clarify that holders of Series A Preferred Stock will be entitled to receive the Discounted Dividend Payment only upon a conversion of shares of Series A Preferred Stock occurring on or before June 1, 2007.

In all other respects, the existing terms of the Series A Preferred Stock, including the Company’s right to require mandatory conversion of shares of Series A Preferred Stock on or after May 31, 2007, will remain unchanged. Other than expanding the period during which holders of Series A Preferred Stock may exercise their conversion rights, the proposed amendments will have no effect on the holders of common stock or on the relative rights of any holders of the Company’s securities.

In consenting to this proposal, you consent to the amendment and restatement of the Certificate of Designation, if this proposal is approved at the annual meeting. A copy of the Certificate of Designation as proposed to be amended and restated is attached hereto as Exhibit A.

Text of the Proposed Amendments

The Company proposes to amend the Certificate of Designation in Section 7 as indicated:

Section 7. Conversion by Holders.

Holders of Series A Preferred Shares shall have the right to convert all or a portion of such shares into Common Shares, as follows:

(a) Subject to and upon compliance with the provisions of this Section 7, a holder of Series A Preferred Shares shall have the right, at his or her option ~~exercisable on or before May 31, 2007~~, to convert such shares into the number of fully paid and non-assessable Common Shares obtained by dividing the aggregate Liquidation Preference of such Series A Preferred Shares by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of paragraph (b) of this Section 7) by surrendering such Series A Preferred Shares to be converted, such surrender to be made in the manner provided in paragraph (b) of this Section 7…

…(b)(iii) Notwithstanding any other provision herein to the contrary, upon conversion of Series A Preferred Shares pursuant to this Section 7 on or before June 1, 2007, the holders of such shares shall be entitled to receive, as a lump sum, when, as and if authorized and declared by the Board of Directors out of assets legally available for that purpose, dividends equal to the total previously unpaid dividends payable from the effective date of conversion through June 1, 2007 in the amount per share equal to $1.375 per annum pursuant to Section 3 hereof (as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(d)(ii)), discounted to present value at a rate of 5.5% per annum (the “Discounted Dividend Payment”). The Corporation shall have the option of paying any and all Discounted Dividend Payments in cash or by issuing fully paid and non-assessable Common Shares, or any combination thereof. The issuance of such shares or the issuance of such shares together with payment of cash in lieu of the issuance of shares shall constitute full payment of such Discounted Dividend Payments. Common Shares issued for the purpose of paying any Discounted Dividend Payment will be valued at 95% of the volume weighted average of the daily Current Market Price per Common Share during the period of thirty (30) consecutive Trading Days ending on the Trading Day immediately preceding the effective date of conversion....

Reasons for the Proposed Amendments

The Board believes that it is in the best interests of all of the Company’s stockholders to enable the holders of Series A Preferred Stock to convert their shares into common stock, without limiting the period during which they may exercise their conversion right. The Board believes that this will increase the likelihood that shares of Series A Preferred Stock will be converted and, thus, will enhance the Company’s ability to reduce or eliminate the dividends, preferences and restrictions associated with the Series A Preferred Stock.

The Board of Directors unanimously recommends that you vote FOR this proposal.

PROPOSAL THREE

APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The third proposal item to be voted on is to approve the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

The Audit Committee has appointed, and the Board has approved, BDO Seidman, LLP to act as QuadraMed’s independent registered public accounting firm for the fiscal year ending December 31, 2005. The Board has directed that such appointment be submitted to QuadraMed’s stockholders for ratification at the 2005 annual meeting of stockholders. BDO Seidman, LLP were QuadraMed’s independent registered public accounting firm for the fiscal years ending December 31, 2002, 2003 and 2004.

Stockholder ratification of the appointment of BDO Seidman, LLP as QuadraMed’s independent registered public accounting firm is not required. The Board, however, is submitting the appointment to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Board will reconsider whether or not to retain BDO Seidman, LLP or another firm. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different accounting firm at any time during the 2005 fiscal year if the Board determines that such a change would be in the best interests of QuadraMed and its stockholders.

Representatives of BDO Seidman, LLP are expected to be present at the 2005 annual meeting of stockholders and will have an opportunity to make a statement if they so desire. They will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit B. All members of the Audit Committee meet the independence and knowledge requirements of the marketplace rules of the American Stock Exchange. The Audit Committee oversees QuadraMed’s financial reporting process on behalf of the Board of Directors. The Audit Committee appoints and retains QuadraMed’s independent registered public accounting firm, whose appointment is confirmed and ratified by the Board of Directors. Management has the primary responsibility for overseeing preparation of the financial statements and the overall reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the Audit Committee provided oversight to management during its documentation and testing in 2004 and completion in early 2005 of QuadraMed’s procedures for internal control over financial reporting, pursuant to the requirements of Section 404 of the Sarbanes-Oxley Act and related regulations. During the review process, the Audit Committee was provided with frequent updates from management and BDO Seidman, LLP. The Audit Committee reviewed management’s assessment of internal controls and BDO Seidman’s disclaimer of an opinion on management’s assessment of internal control, which were published in the Company’s Annual Report, as amended, on Form 10-K/A, filed with the Securities and Exchange Commission on April 29, 2004.

The Audit Committee reviewed with BDO Seidman, LLP, QuadraMed’s independent registered public accounting firm who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of QuadraMed’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and QuadraMed and received and reviewed the written disclosures and letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of BDO Seidman, LLP as QuadraMed’s independent registered public accounting firm for 2005.

AUDIT COMMITTEE

Robert L. Pevenstein, Chairman

Robert Miller

F. Scott Gross

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On April 5, 2002 the Audit Committee appointed, and the Board of Directors approved, PricewaterhouseCoopers LLP (“PwC”) to act as QuadraMed’s independent public accountants for the fiscal year ended December 31, 2002.

On April 28, 2003, QuadraMed dismissed PwC as our independent accountants. Our Audit Committee made the decision to change independent accountants.

PwC did not report on our consolidated financial statements for any fiscal year. During their retention as our independent accountants from April 5, 2002 through April 28, 2003, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the consolidated financial statements.

PwC did, however, inform both management and our Audit Committee of its concerns regarding material weaknesses in the company’s system of internal controls, policies and procedures, including the adequacy and reliability of certain financial information, and certain financial personnel. Specifically, PwC reported material weaknesses in 1) the accounting for software revenue and related expense recognition, 2) the reporting of discontinued operations, 3) the accounting for the company’s investment in certain non-consolidated subsidiaries, 4) the accounting for certain life insurance contracts and the Supplemental Executive Retirement Plan (“SERP”), 5) the accounting and reporting of non-recurring charges, 6) the accounting for stock-based compensation, 7) the accounting and reporting of capitalized software development costs, 8) the accounting for income taxes, 9) the documentation supporting the accounting for certain business combinations, and 10) timely analysis and reconciliation of general ledger accounts. PwC further stated that these material weaknesses would require PwC to expand the scope of its uncompleted audit of fiscal year 2002, and that its findings to date may materially impact the fairness and reliability of our previously issued financial statements as previously filed with the SEC and the report of the prior independent public accountants on those financial statements. We requested that PwC furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 5, 2003, was filed with our Current Report on Form 8-K with the SEC on May 5, 2003.

As a result of the matters discussed above, as well as management’s discovery and analysis of accounting and financial reporting errors, the Audit Committee concluded at a meeting on August 9, 2002 that the restatement of the company’s consolidated financial statements for the years ended December 31, 2001 and 2000 and the unaudited condensed consolidated financial statements for the quarter ended March 31, 2002, was required. Deloitte & Touche LLP (“Deloitte”) was engaged to perform forensic accounting and other services in connection with accounting, disclosure and other issues that resulted in the restatements and rendered an extensive report to the Audit Committee and the company. The Audit Committee re-engaged Pisenti & Brinker, LLP (“P&B”), the company’s independent public accountants who immediately preceded PwC, to reaudit the years ended December 31, 2000 and 2001.

In October 2002, the Audit Committee further concluded after additional meetings that the year ended December 31, 1999, a year previously audited by Arthur Andersen LLP, required restatement as well, for the same reasons as mentioned above. Upon the completion of the audit of the restated years by P&B, we filed an amended Form 10-K/A for the year ended December 31, 2001 on June 6, 2003, and an amended Form 10-Q/A for the period ended March 31, 2002 on August 15, 2003.

On May 5, 2003, BDO Seidman, LLP (“BDO”) was appointed as QuadraMed’s independent public accountants for the fiscal year ended December 31, 2002.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For work performed in regard to fiscal year 2004, QuadraMed paid BDO the following fees for services, as categorized:

	2004	2003
Audit Fees	$908,800	$410,600
Audit Related Fees(1)	$33,700	$16,500
Tax Fees	—	—
All Other Fees	—	—

Total	$942,500	$427,100

(1)	Audit related fees include amounts billed for audit of employee benefit plans and consultations on financial reporting matters.

All audit and audit related services were pre-approved by the Audit Committee, which concluded that the performance of such services by BDO was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to QuadraMed will be voted in accordance with the recommendation of the Board, or in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

From time to time stockholders present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. The Company anticipates that the 2006 Annual Meeting of Stockholders will occur on or about May 11, 2006. Under the rules of the Securities and Exchange Commission, to be included in the proxy statement for the 2006 annual meeting, the Company must receive stockholder proposals a reasonable time before the Company prepares such proxy statement, or approximately December 10, 2005.

Pursuant to QuadraMed’s Bylaws, stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. QuadraMed’s Bylaws require all stockholders who intend to make proposals at an annual meeting of stockholders to submit their proposals to QuadraMed no later than the close of business on the 60th day prior to, nor earlier than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting, unless the date of such annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting. As the Company anticipates that the date of the 2006 annual meeting will be May 11, 2006, to be eligible for consideration at the 2006 annual meeting, proposals that have not been submitted by the deadline for inclusion in the proxy statement must be received by QuadraMed between February 10, 2006 and March 13, 2006. In the event the date of the 2006 annual meeting is changed by more than 30 days from the date contemplated as of the date of this proxy statement, stockholder notice must be received not earlier than the close of business on the 90th day prior to the 2006 annual meeting nor later than the close of business on the 60th day prior to the 2006 annual meeting. However, in the event a public announcement of the date of the 2006 annual meeting first made fewer than 70 days prior to the 2006 annual meeting, stockholder proposals must be made by the close of business on the 10th day following such public announcement. These provisions are intended to allow all stockholders to have an opportunity to consider business expected to be raised at the meeting.

********************

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors

David L. Piazza
Executive Vice President, Chief Financial Officer and Corporate Secretary

September 12, 2005

Reston, Virginia

EXHIBIT A

(Proposal Two)

In the event Proposal Two as described in the proxy statement for QuadraMed’s 2005 Annual Meeting of Stockholders is approved by the requisite vote of the stockholders at the annual meeting, the Certificate of Designation for the Series A Cumulative Mandatory Convertible Preferred Stock shall read in its entirety as follows:

QUADRAMED CORPORATION

AMENDED AND RESTATED CERTIFICATE OF THE DESIGNATION, POWERS,

PREFERENCES AND RIGHTS OF THE SERIES A CUMULATIVE

MANDATORY CONVERTIBLE PREFERRED SHARES

PAR VALUE $0.01 PER SHARE

Pursuant to Section 151 of the General

Corporation Law of the State of Delaware

The following resolutions were duly adopted by the Board of Directors of QuadraMed Corporation, a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, on June 14, 2004 at a meeting of the Board of Directors at which there was at all times present and acting a quorum of the Board of Directors of the Corporation and duly amended and restated in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law of the State of Delaware by obtaining a majority vote of the Common Stock on October 26, 2005 in favor of said amendment and restatement in the manner set forth in Section 222 of the General Corporation Law of the State of Delaware:

WHEREAS, the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of each series of Preferred Stock, par value $0.01 per share (“Preferred Shares”), and the powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the General Corporation Law of the State of Delaware; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of such Preferred Shares and the number of shares constituting such series:

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Number of Shares and Designation. This series of Preferred Shares shall be designated as shares of Series A Cumulative Mandatory Convertible Preferred Stock (liquidation preference $25.00 per share), par value $0.01 per share (the “Series A Preferred Shares”). The number Series A Preferred Shares authorized shall be 4,000,000.

Section 2. Definitions. For purposes of the Series A Preferred Shares, the following terms shall have the meanings indicated:

“Board of Directors” shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series A Preferred Shares.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

“Common Shares” shall mean the shares of Common Stock of the Corporation, par value $0.01 per share.

“Constituent Person” shall have the meaning set forth in Section 7(f) hereof.

“Conversion Price” shall mean the conversion price per Common Share for which the Series A Preferred Shares are convertible, as such Conversion Price may be adjusted pursuant to Section 7 hereof. The initial conversion price shall be $3.40 per Common Share (equivalent to a conversion rate of 7.3529 Common Shares for each Series A Preferred Share).

“Current Market Price” of publicly traded Common Shares or any other class of shares of beneficial interest or other security of the Corporation or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such security is not quoted on such NASDAQ National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a Trading Day for such security, on the next preceding date which was a Trading Day. If the Current Market Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Current Market Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the holders of a majority of the Series A Preferred Shares, with the costs of such appraisal to be borne by the Corporation.

“Discount Dividend Payment” shall have the meaning set forth in Section 7(b) hereof.

“Dividend Default” shall have the meaning set forth in Section 11 hereof.

“Dividend Payment Date” shall mean the 15th calendar day of January, April, July and October, in each year, commencing on October 15, 2004; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the first Business Day immediately following such Dividend Payment Date.

“Dividend Payment Record Date” shall have the meaning set forth in paragraph (a) of Section 3 hereof.

“Dividend Periods” shall mean quarterly dividend periods commencing on January 15, April 15, July 15 and October 15 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include October 14, 2004).

“Fair Market Value” shall mean the average of the daily Current Market Prices per Common Share during the twenty (20) consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the “ex” date with respect to the issuance or distribution requiring such computation. The term “ex date,” when used with respect to any issuance or distribution, means the first day on which the Common Shares trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day’s Current Market Price.

“Issue Date” with respect to the Series A Preferred Shares shall mean the first date on which any of the Series A Preferred Shares are issued and sold.

“Junior Shares” shall mean the Common Shares and any other class or series of shares of capital stock of the Corporation constituting junior stock within the meaning set forth in Section 10(c) hereof.

“Liquidation Preference” shall have the meaning set forth in Section 4(a) hereof.

“Mandatory Conversion Date” shall have the meaning set forth in Section 8(a) hereof.

“Non-Electing Share” shall have the meaning set forth in Section 7(f) hereof.

“Parity Shares” shall have the meaning set forth in Section 10(b) hereof.

“Person” shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Registration Rights Agreement” shall mean the Registration Rights Agreement dated June 15, 2004 by and between the Corporation and the purchasers of Series A Preferred Shares named therein.

“Securities” shall have the meaning set forth in Section 7(e) hereof.

“Series A Preferred Shares” shall have the meaning set forth in Section 1 hereof.

“Set apart for payment” shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of shares of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Shares or any class or series of shares of capital stock ranking on a parity with the Series A Preferred Shares as to the payment of dividends are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Series A Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

“Trading Day” shall mean any day on which the securities in question are traded on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market, or if such securities are not quoted on such NASDAQ National Market, in the applicable securities market in which the securities are traded.

“Trading Price” shall have the meaning set forth in Section 7(d)(i) hereof.

“Transaction” shall have the meaning set forth in Section 7(f) hereof.

“Transfer Agent” means EquiServe, Inc., Blue Hills Office Park, 150 Royall Street Canton, MA 02021, or such other agent or agents of the Corporation as may be designated by the Board of Directors or its designee as the transfer agent for the Series A Preferred Shares.

“Voting Preferred Shares” shall have the meaning set forth in Section 11 hereof.

Section 3. Dividends.

(a)(i) The holders of Series A Preferred Shares shall be entitled to receive, when, as and if authorized and declared by the Board of Directors out of assets legally available for that purpose, dividends payable in cash in an amount per share equal to $1.375 per annum (subject to Sections 3(a)(ii), 3(a)(iii), and (7)(b)(iii) below), as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(d)(ii). Such dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Periods such dividends shall be declared or there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable quarterly, when, as and if authorized and declared by the Board of Directors, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Dividends are cumulative from the most recent Dividend Payment Date to which dividends have been paid, whether or not in any Dividend Period or Periods such dividends shall be declared or there shall be funds legally available therefor. Each such dividend shall be payable in arrears to the holders of record of the Series A Preferred Shares, as they appear on the stock records of the Corporation at the close of business on the 15th calendar day of December, March, June and September, each year, commencing on September 15, 2004 (each a “Dividend Payment Record Date”). Accrued and unpaid dividends for any past Dividend Periods may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

(ii) In the event that a registration statement registering the offer and sale of Series A Preferred Shares and Common Shares issuable in respect of Series A Preferred Shares (as contemplated by the Registration Rights Agreement) shall not have been declared effective by the U.S. Securities and Exchange Commission on or before June 15, 2005, other than as a result of any material action or inaction by one or more holders of Series A Preferred Shares, the dividends payable on the Series A Preferred Shares shall be an amount per share equal to $1.625 per annum (subject to Sections 3(a)(iii), and 7(b)(iii) below), as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(d)(ii). Such adjusted dividend amount shall apply commencing June 16, 2005 until the date such registration statement is declared effective.

(iii) Upon a Dividend Default, the dividends payable on the Series A Preferred Shares shall be an amount per share equal to $2.25 per annum (subject to Section 7(b)(iii) below), as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(d)(ii). Such adjusted dividend amount shall apply commencing with the date of the Dividend Default until the date on which all dividends in arrears on the Series A Preferred Shares then outstanding shall have been paid and full dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment (but subject to the same provision for increase in dividend in the case of any similar future Dividend Default).

(b) The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series A Preferred Shares shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series A Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein expressly provided, on the Series A Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Shares that may be in arrears. All dividend amounts set forth in this Section 3 shall be adjusted appropriately for any stock splits, stock dividends and the similar events described in Section 7(d)(ii).

(c) So long as any Series A Preferred Shares are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment, or other distribution of cash or other property declared or made directly by the Corporation or any person acting on behalf of the Corporation, on any series or class or classes of Parity Shares for any period nor shall any Parity Shares be redeemed, purchased or otherwise acquired through a sinking fund or otherwise for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any shares of such stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Parity Shares), nor shall any payment or distribution of cash or other property be made for the benefit of any holder of Parity Stock, directly or indirectly, unless full cumulative dividends have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Shares for all Dividend Periods terminating on or prior to the dividend payment date on such class or series of Parity Shares. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Series A Preferred Shares and all dividends authorized and declared upon any other series or class or classes of Parity Shares shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series A Preferred Shares and such Parity Shares.

(d) So long as any Series A Preferred Shares are outstanding, no dividends (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of,

Junior Shares) shall be authorized and declared or paid or set apart for payment by the Corporation or any person acting on behalf of the Corporation or other distribution of cash or other property authorized and declared or made directly or indirectly by the Corporation or any such affiliate or person, with respect to any Junior Shares, nor shall any Junior Shares be redeemed, purchased or otherwise acquired through a sinking fund or otherwise (other than a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan or other compensatory arrangement of the Corporation or any subsidiary) for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any shares of such stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Shares), nor shall any payment or distribution of cash or other property be made for the benefit of any holder of Junior Stock, directly or indirectly, unless in each case (i) the full cumulative dividends on all outstanding Series A Preferred Shares and any other Parity Shares of the Corporation shall have been paid or declared and funds have been set apart for payment for all past Dividend Periods with respect to the Series A Preferred Shares and all past dividend periods with respect to such Parity Shares and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Shares and any Parity Shares; provided, however, that the foregoing limitations do not restrict the Corporation’s ability to take the foregoing actions with respect to any Parity Stock.

Section 4. Liquidation Preference.

(a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Series A Preferred Shares shall be entitled to receive Twenty-Five Dollars ($25.00) per Series A Preferred Share (the “Liquidation Preference”) plus an amount equal to all dividends (whether or not earned or declared) accumulated, accrued and unpaid thereon to the date of final distribution to such holder; but such holders of Series A Preferred Shares shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series A Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series A Preferred Shares and any such other Parity Shares ratably in accordance with the respective amounts that would be payable on such Series A Preferred Shares and any such other Parity Shares if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all of the Corporation’s assets shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

(b) Subject to the rights of the holders of shares of any series or class or classes of shares of capital stock ranking on a parity with or prior to the Series A Preferred Shares upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series A Preferred Shares, as provided in this Section 4, any series or class or classes of Junior Shares shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Shares shall not be entitled to share therein.

Section 5. [Intentionally Omitted.]

Section 6. Reclassification of Converted Shares.

All Series A Preferred Shares which shall have been converted pursuant to Section 7 or 8 herein shall automatically be reclassified as Common Shares. The number of Common Shares issuable upon conversion shall be determined in accordance with Section 7 and 8, respectively.

Section 7. Conversion by Holders.

Holders of Series A Preferred Shares shall have the right to convert all or a portion of such shares into Common Shares, as follows:

(a) Subject to and upon compliance with the provisions of this Section 7, a holder of Series A Preferred Shares shall have the right, at his or her option, to convert such shares into the number of fully paid and non-assessable Common Shares obtained by dividing the aggregate Liquidation Preference of such Series A Preferred Shares by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of paragraph (b) of this Section 7) by surrendering such Series A Preferred Shares to be converted, such surrender to be made in the manner provided in paragraph (b) of this Section 7.

(b) (i) In order to exercise the conversion right, the holder of each Series A Preferred Share to be converted shall surrender the certificate representing such Series A Preferred Share, duly endorsed or assigned to the Corporation or in blank, at the office of the Corporation or the office of the Transfer Agent, accompanied by written notice to the Corporation that the holder thereof elects to convert such Series A Preferred Shares. Unless the Common Shares issuable on conversion are to be issued in the same name as the name in which such Series A Preferred Shares are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder’s duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

(ii) Holders of Series A Preferred Shares at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on such Series A Preferred Shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such Dividend Payment Record Date and prior to such Dividend Payment Date. However, Series A Preferred Shares surrendered for conversion during the period between the close of business on any Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date must be accompanied by payment of an amount equal to the dividend payable on such Series A Preferred Shares on such Dividend Payment Date. A holder of Series A Preferred Shares on a Dividend Payment Record Date who (or whose transferees) tenders any such Series A Preferred Shares for conversion into Common Shares on such Dividend Payment Date will receive the dividend payable by the Corporation on such Series A Preferred Shares on such date, and the converting holder need not include payment of the amount of such dividend upon surrender of Series A Preferred Shares for conversion. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted Series A Preferred Shares or for dividends on the Common Shares issued upon such conversion.

(iii) Notwithstanding any other provision herein to the contrary, upon conversion of Series A Preferred Shares pursuant to this Section 7 on or before June 1, 2007, the holders of such shares shall be entitled to receive, as a lump sum, when, as and if authorized and declared by the Board of Directors out of assets legally available for that purpose, dividends equal to the total previously unpaid dividends payable from the effective date of conversion through June 1, 2007 in the amount per share equal to $1.375 per annum pursuant to Section 3 hereof (as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(d)(ii)), discounted to present value at a rate of 5.5% per annum (the “Discounted Dividend Payment”). The Corporation shall have the option of paying any and all Discounted Dividend Payments in cash or by issuing fully paid and non-assessable Common Shares, or any combination thereof. The issuance of such shares or the issuance of such shares together with payment of cash in lieu of the issuance of shares shall constitute full payment of such Discounted Dividend Payments. Common Shares issued for the purpose of paying any Discounted Dividend Payment will be valued at 95% of the volume weighted average of the daily Current Market Price per Common Share during the period of thirty (30) consecutive Trading Days ending on the Trading Day immediately preceding the effective date of conversion.

As promptly as practicable after the surrender of certificates for Series A Preferred Shares as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his or her written order, a certificate or certificates for the number of full Common Shares issuable upon the conversion of such shares in accordance with the provisions of this Section 7, and any fractional interest in respect of a Common Share arising upon such conversion shall be settled as provided in Section 7(c).

Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Series A Preferred Shares shall have been surrendered and such notice (and if applicable, payment of an amount equal to the dividend payable on such Series A Preferred Shares) received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Shares represented thereby at such time on such date, and such conversion shall be at the Conversion Price in effect at such time and on such date unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such Series A Preferred Shares shall have been surrendered and such notice received by the Corporation.

(c) No fractional shares or scrip representing fractions of Common Shares shall be issued upon conversion of the Series A Preferred Shares. Instead of any fractional interest in a Common Share that would otherwise be deliverable upon the conversion of a Series A Preferred Share, the Corporation shall pay to the holder of such Series A Preferred Share an amount in cash based upon the Current Market Price of Common Shares on the Trading Day immediately preceding the date of conversion. If more than one Series A Preferred Share shall be surrendered for conversion at one time by the same holder, the number of full Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series A Preferred Shares so surrendered.

(d) The Conversion Price shall be adjusted under the following circumstances:

(i) If during the one (1) year period beginning on the first anniversary of the Issue Date and ending on the second anniversary of the Issue Date the “Trading Price” (as defined below) of Common Shares equals $2.75 (as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(d)(ii)) or less, the Conversion Price shall be reduced to $3.10 (as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(d)(ii)); provided, that a reduction in the Conversion Price pursuant to this subparagraph (d)(i) shall be made only once. “Trading Price” shall mean the volume weighted average of the daily Current Market Price per Common Share during a period of thirty (30) consecutive Trading Days. An adjustment made pursuant to this subparagraph (d)(i) shall become effective immediately upon the opening of business on the day next following such thirty (30)-Trading Day period.

(ii) If the Corporation shall after the Issue Date (A) pay a dividend or make a distribution payable in Common Shares on any class of shares of capital stock of the Corporation (excluding any Discounted Dividend Payment payable on the Series A Preferred Shares pursuant to Section 7 hereof), (B) subdivide its outstanding Common Shares into a greater number of shares, (C) combine its outstanding Common Shares into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series A Preferred Share thereafter surrendered for conversion shall be entitled to receive the number of Common Shares that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Series A Preferred Shares been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (ii) shall become effective immediately upon the opening of business on the day next following the record date (subject to paragraph (i) below) in the case of a dividend or distribution and shall become effective immediately upon the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

(iii) If the Corporation shall issue after the Issue Date Common Shares, securities convertible into Common Shares, or rights, options or warrants entitling the recipient thereof to subscribe for or purchase Common Shares, at a price per share less than $3.05 per share then the Conversion Price in effect at the opening of business on the day next following such issuance shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the opening of business on the day following the date of such issuance by (II) a fraction, the numerator of which shall be the sum of (A) the number of Common Shares outstanding on the close of business on the date of such issuance and (B) the number of shares that the aggregate proceeds to the Corporation from the issuance or the exercise of such rights, options or warrants for Common Shares would purchase at such Current Market Price, and the denominator of which shall be the sum of (A) the number of Common Shares outstanding on the close of business on the date of such issuance and (B) the number of additional Common Shares issued, issuable upon conversion of such convertible securities or offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately upon the opening of business on the day next following such issuance (subject to paragraph (i) below). In determining whether any Common Shares are issued or issuable, or rights, options or warrants entitle the offerees to subscribe for or purchase Common Shares at less than such Current Market Price, there shall be taken into account any consideration received by the Corporation upon issuance of any such securities, the conversion of any such convertible securities and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive. Notwithstanding the foregoing or any other provision herein to the contrary, no adjustment to the Conversion Price will be required as a result of any issuance by the Corporation of any Common Shares, convertible securities or any rights, options or warrants (A) pursuant to any stock option plan, restricted stock plan or other compensatory plan or arrangement with any officer, director, employee or consultant of the Corporation or any affiliated entity, (B) pursuant to or in connection with any agreement or understanding in effect on or before the Issue Date, (C) pursuant to or in connection with any Transaction or (D) to any vendor, customer or other person or entity with which the Corporation has or is attempting to develop a business relationship.

(iv) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least $0.05 in such price; provided, however, that any adjustments that by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made. Notwithstanding any other provisions of this Section 7, the Corporation shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Shares under such plan. All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights, options or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

(e) If the Corporation shall distribute to holders of its Common Shares any shares of capital stock of the Corporation or of any subsidiary (other than Common Shares) or evidence of its indebtedness or assets (excluding cash dividends or distributions paid out of current or accumulated earnings) or rights, options or warrants to subscribe for or purchase any of its securities (excluding rights, options and warrants to subscribe for or purchase Common Shares, which rights, options and warrants are referred to in and governed by subparagraph (d)(iii) above) (any of the foregoing being hereinafter in this subparagraph (e) called the “Securities”), then the holders of Series A Preferred Shares shall be entitled, upon any conversion of Series A Preferred Shares after the record date for determining stockholders entitled to such distribution, to receive the amount of shares of capital stock, evidence of indebtedness or assets or the Securities which would have been payable to the holder with respect to the Common Shares issuable upon such conversion had such holder been the holder of such Common Shares on the record date for the determination of stockholders of record entitled to such distribution. If the distribution involves rights, warrants, options or any other form of convertible securities and the right to exercise or convert such securities would expire in accordance with its terms prior to the conversion of the Series A Preferred Shares, then the terms of such securities shall provide that such exercise or convertibility right shall remain in effect until thirty (30) days after the date the holder of Series A Preferred Shares receives such securities pursuant to the conversion hereof.

(f) If the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all Common Shares, sale of all or substantially all of the Corporation’s assets or recapitalization of the Common Shares and excluding any transaction as to which subparagraph (d)(ii) of this Section 7 applies) (each of the foregoing being referred to herein as a “Transaction”), in each case as a result of which Common Shares shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each Series A Preferred Share that is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Shares into which one Series A Preferred Share was convertible immediately prior to such Transaction, assuming such holder of Common Shares (i) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person and (ii) failed to exercise his or her rights of the election, if any, as to the kind or amount of stock, securities and other property (including cash or any combination thereof) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash or any combination thereof) receivable upon such Transaction is not the same for each Common Share of the Corporation held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-Electing Share”), then for the purpose of this subparagraph (f) the kind and amount of stock, securities and other property (including cash or any combination thereof) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The provisions of this subparagraph (f) shall similarly apply to successive Transactions.

(g) If:

(i) the Corporation shall declare a dividend (or any other distribution) on the Common Shares (other than in cash out of current or retained earnings); or

(ii) the Corporation shall authorize the granting to the holders of the Common Shares of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

(iii) there shall be any reclassification of the Common Shares (other than an event to which subparagraph (d) (ii) of this Section 7 applies) or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or a statutory share exchange involving the conversion or exchange of Common Shares into securities or other property, or a self tender offer by the Corporation for all or substantially all of its outstanding Common Shares, or the sale or transfer of all or substantially all of the assets of the Corporation as an entirety and for which approval of any stockholders of the Corporation is required; or

(iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, then the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of the Series A Preferred Shares at their addresses as shown on the stock records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

(h) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file with the Transfer Agent an officer’s certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holders of each Series A Preferred Share at such holder’s last address as shown on the stock records of the Corporation.

(i) In any case in which paragraph (d) of this Section 7 provides that an adjustment shall become effective on the day next following the record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any Series A Preferred Share converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (c) of this Section 7.

(j) There shall be no adjustment of the Conversion Price in case of the issuance of any shares of capital stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 7, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

(k) If the Corporation shall take any action affecting the Common Shares, other than action described in this Section 7, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the Series A Preferred Shares, the Conversion Price for the Series A Preferred Shares may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors, in its sole discretion, may determine to be equitable in the circumstances.

(l) The Corporation covenants that it will reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Shares, for the purpose of issuance upon conversion of the Series A Preferred Shares, that number of Common Shares required by any such increase in the Conversion Price. For purposes of this paragraph (l), such number of Common Shares shall be computed as if at the time of computation all such Series A Preferred Shares were held by a single holder.

The Corporation further covenants that any Common Shares issued upon conversion of the Series A Preferred Shares shall be validly issued, fully paid and non-assessable. Before taking any action that would cause an adjustment reducing the Conversion Price below the then-par value of the Common Shares deliverable upon conversion of the Series A Preferred Shares, the Corporation shall take any corporate action that, in the opinion of its counsel, may be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable Common Shares at such adjusted Conversion Price.

The Corporation shall use its commercially reasonable best efforts to list the Common Shares required to be delivered upon conversion of the Series A Preferred Shares or payable as a dividend on the Series A Preferred Shares, prior to such delivery, upon each national securities exchange or automated quotation market, if any, upon which the outstanding Common Shares are listed or quoted at the time of such delivery.

Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of, or the payment of a dividend on, the Series A Preferred Shares, the Corporation shall use its commercially reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof, by any governmental authority.

(m) The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares or other securities or property on conversion of the Series A Preferred Shares pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of any Common Shares or other securities or property in a name other than that of the holder of the Series A Preferred Shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

Section 8. Mandatory Conversion at Option of the Corporation.

(a) On and after the “Mandatory Conversion Date” (as defined below) the Corporation shall have the option to cause the conversion of the Series A Preferred Shares, in whole or from time to time in part, into Common Shares. Any such conversion shall be subject to and effected in accordance with the provisions of Section 7 hereof (excluding Section 7(b)(iii)), to the extent applicable. “Mandatory Conversion Date” shall mean the last day of any period of twenty (20) consecutive Trading Days ending on or after May 31, 2007, in which the volume weighted average of the daily Current Market Price per Common Share equals or exceeds $5.10 (as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(d)(ii)). Any such determination shall be made by the Corporation and shall be evidenced by an officer’s certificate setting forth the data supporting such determination, which certificate shall be conclusive evidence of such determination absent manifest error and filed with the Transfer Agent. If the Corporation exercises its right to cause the conversion of Series A Preferred Shares in whole or from time to time in part, it shall furnish notice thereof to the Transfer Agent and shall mail such notice to the holders of each outstanding Series A Preferred Share being converted at such holder’s last address as shown on the stock records of the Corporation, together with a determination as to the number of Series A Preferred Shares to be converted and the Conversion Price with respect thereto; provided that to the extent the Corporation elects to cause less than all outstanding shares of Series A Preferred Shares to convert pursuant to this Section, the Corporation shall require holders to convert ratably based on their then-current holdings of the Series A Preferred Shares.

(b) Notwithstanding anything to the contrary herein, the right of any Series A Preferred Shareholder to exercise any right of conversion pursuant to Section 7 hereof shall terminate upon the exercise by the Corporation of its conversion right in respect of such shares pursuant to Section 8(a). Notice of conversion having been mailed as aforesaid, from and after the date of such notice (unless the Corporation shall fail to convert the Series A Preferred Shares in accordance with this Section 8), (i) except as expressly provided in Section 7 hereof, dividends on the Series A Preferred Shares so called for conversion shall cease to accrue,

(ii) all rights of the holders of Series A Preferred Shares shall cease (except the right to receive the Common Shares issuable upon conversion and any dividends on the Series A Preferred Shares as provided in Section 7 hereof (excluding Section 7(b)(iii)) and (iii) such Series A Preferred Shares shall no longer be deemed to be outstanding.

Section 9. Permissible Distributions. In determining whether a distribution (other than upon liquidation, dissolution or winding up), whether by dividend, or upon redemption or other acquisition of shares or otherwise, is permitted under Delaware law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of any class or series of capital stock whose preferential rights upon dissolution are superior or prior to those receiving the distribution shall not be added to the Corporation’s total liabilities.

Section 10. Ranking. Any class or series of shares of capital stock of the Corporation shall be deemed to rank:

(a) prior to the Series A Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Shares;

(b) on a parity with the Series A Preferred Shares, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Shares, if the holders of such class of stock or series and the Series A Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other (“Parity Shares”); and

(c) junior to the Series A Preferred Shares, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Common Shares or if the holders of Series A Preferred Shares shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such stock or series, and such stock or series shall not in either case rank prior to the Series A Preferred Shares.

Section 11. Voting. Except as otherwise expressly set forth herein, the Series A Preferred Shares shall not have any relative, participating, optional or other voting rights and powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

If and whenever four (4) quarterly dividends (whether or not consecutive) payable on the Series A Preferred Shares or any series or class of Parity Shares shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared (a “Dividend Default”), the holders of Series A Preferred Shares, together with the holders of shares of every other series or class of Parity Shares having like voting rights (shares of any such other series, the “Voting Preferred Shares”), voting as a single class regardless of series, shall be entitled to elect two substitute directors to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of Series A Preferred Shares and the Voting Preferred Shares called as hereinafter provided. Notwithstanding the foregoing, the election of substitute directors to serve on the Board of Directors by the holders of Series A Preferred Shares and the Voting Preferred Shares shall not change the number of directors then constituting the Board of Directors. In the event that the election of substitute directors in accordance with the foregoing provisions results in the replacement of existing members of the Board of Directors, the members then constituting the Board of Directors shall designate such members of the Board of Directors to be replaced. Whenever all dividends in arrears on the Series A Preferred Shares and the Voting Preferred Shares then outstanding shall have been paid and full dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series A Preferred Shares and the Voting Preferred Shares to elect such substitute directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in four quarterly dividends), and the terms of office of all persons elected as directors by the holders of the Series A Preferred Shares and the Voting Preferred Shares shall forthwith terminate. At any time after such voting power shall have been so vested in the holders of shares of Series A Preferred Shares and the Voting Preferred Shares, the Secretary of the Corporation may, and upon the written request of any holder of Series A Preferred Shares (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series A Preferred Shares and of the Voting Preferred Shares for the election of the directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of such request, then any holder of Series A Preferred Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur as to any director elected by the holders of the Series A Preferred Shares and the Voting Preferred Shares (provided that such vacancy shall not arise from the termination of such director’s term of office in accordance with the preceding provisions), a successor shall be elected by the Board of Directors, upon the nomination of the holders of the Series A Preferred Shares, to serve until the next annual meeting of the stockholders or special meeting held in place thereof.

So long as any Series A Preferred Shares are outstanding, in addition to any other vote or consent of stockholders required by the Corporation’s Certificate of Incorporation, as amended, the affirmative vote of the holders of a majority of the outstanding Series A Preferred Shares and the Voting Preferred Shares, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(a) Any amendment, alteration or repeal of any of the provisions of the Corporation’s Certificate of Incorporation, as amended, or this Certificate of Designation that materially adversely affects the voting powers, rights or preferences of the holders of the Series A Preferred Shares or the Voting Preferred Shares; provided, however, that (i) the amendment of the provisions of the Corporation’s Certificate of Incorporation, as amended, so as to authorize or create or to increase the authorized amount of, any Junior Shares shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series A Preferred Shares and (ii) any filing with the Secretary of State of the State of Delaware by the Corporation in connection with a merger, consolidation or sale of all or substantially all of the assets of the Corporation shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, as amended, or this Certificate of Designation; and provided further, that if any such amendment, alteration or repeal would materially adversely affect any voting powers, rights or preferences of the Series A Preferred Shares or one or more but not all series of Voting Preferred Shares at the time outstanding, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of all series similarly affected, similarly given, shall be required in lieu of the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series A Preferred Shares and the Voting Preferred Shares otherwise entitled to vote in accordance herewith; or

(b) The authorization or creation of, or the increase in the authorized amount of, any shares of any class or series or any security convertible into shares of any class or series ranking prior to or on a parity with the Series A Preferred Shares in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends.

So long as at least 600,000 Series A Preferred Shares remain outstanding, the affirmative vote of at least 66- 2/3% of the votes entitled to be cast by the holders of Series A Preferred Shares, at the time outstanding, voting as a single class, given in person or by proxy, either in writing, without a meeting or by vote at any meeting called for the purpose, shall be required for effecting any incurrence by the Corporation after the Issue Date of any long term, senior indebtedness of the Corporation in an aggregate principal amount exceeding $8,000,000, excluding any extensions, modifications, or refinancings of any indebtedness of the Corporation outstanding as of the Issue Date.

For purposes of the foregoing provisions of this Section 11, each Series A Preferred Share shall have one (1) vote per share, except that when any other series of Preferred Stock shall have the right to vote with the Series A Preferred Shares as a single class on any matter, then the Series A Preferred Shares and such other series shall have with respect to such matters one (1) vote per $25.00 of stated liquidation preference.

Section 12. Record Holders. The Corporation and the Transfer Agent may deem and treat the record holder of any Series A Preferred Shares as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

Section 13. No Preemptive Rights. Except as may otherwise be required by law, the Series A Preferred Shares shall not have any powers, preferences and relative participating, optional or other special rights, other than those specifically and expressly set forth in this Certificate of Designation and in the Corporation’s Certificate of Incorporation, as amended. The Series A Preferred Shares shall have no preemptive or subscription rights.

[Signature Page Follows]

IN WITNESS WHEREOF, QuadraMed Corporation caused this certificate to be signed by its Chairman of the Board and Chief Executive Officer and attested by its Secretary this     th day of                 , 2005.

QUADRAMED CORPORATION

By:
Lawrence P. English
Chairman of the Board

ATTEST:

David L. Piazza
Corporate Secretary

EXHIBIT B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF QUADRAMED CORPORATION

This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of QuadraMed Corporation, a Delaware corporation (the “Company”).

MISSION STATEMENT

The Committee is the key overseer of the Company’s financial reporting, internal controls and business ethics. It serves as the primary interface with the Company’s external auditors. The key to successful performance of its function is strict independence from Company management combined with a thorough understanding of the Company’s business and material financial reporting issues.

PURPOSE

The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent accountant’s qualifications and independence and (4) the performance of the Company’s internal audit function; (b) prepare the report required by the United States Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement; (c) appoint, retain, compensate, evaluate and terminate the Company’s independent accountants; (d) approve audit and non-audit services to be performed by the independent accountants; and (e) perform such other functions as the Board may from time to time assign to the Committee overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountants, the internal auditors and management of the Company.

COMPOSITION

The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the SEC and the American Stock Exchange. The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time. Additionally, there will be at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities, and at least one member of the Committee shall be an “audit committee financial expert”. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent accountant and the manager of the internal audit.

Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and the American Stock Exchange. In addition, no member of the Committee may be an affiliated person of the Company or any of its subsidiaries. Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

MEETING REQUIREMENTS

The Committee shall meet as necessary, but at least four times each year without management present, to enable it to fulfill its responsibilities. Committee meetings shall occur at the following times, among others, and no member of the Company’s management shall be present: prior to commencement of the annual audit, prior to completion of the annual audit, and after meeting with Company management. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. Each Committee meeting shall have a written agenda. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare written minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, the independent accountants, internal auditors or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

As part of its responsibility to foster free and open communication, the Committee should meet periodically with management, the internal auditors and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company’s financial statements prior to their public release consistent with the provisions set forth below in Section IV. The Committee may also meet from time to time with the Company’s investment bankers, investor relations professionals and financial analysts who follow the Company.

COMMITTEE RESPONSIBILITIES

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

A.	Oversight of the Financial Reporting Processes

1.	In consultation with the independent accountants and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

2.	Review and approve all related-party transactions.

3.	Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

4.	Annually review with management, and separately with independent accountant, major issues regarding the Company’s auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies and any audit problems or difficulties.

5.	Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

6.	Meet at least annually with the chief financial officer, the internal auditors and the independent accountants in separate executive sessions.

7.	Review all analyst reports and press articles about the Company’s accounting and disclosure practices and principles.

8.	Review all analyses prepared by management and the independent accountants of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any analysis of the effect of alternative generally accepted accounting principle (“GAAP”) methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

9.	Review with management and the independent accountants the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

10.	Establish and conduct procedures for the receipt, retention and treatment of complaints from the employees on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

11.	Discuss with management the policies with respect to risk assessment and risk management and determine the Company’s primary business and financial exposure risks. Although it is management’s duty to assess and manage the Company’s exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company’s risk exposure.

12.	Meet separately with management to discuss accounting and auditing related issues, including budgets and forecasts, current operations in light of budgets and forecasts, compliance with the Company’s code(s) of ethics and other internal procedures, and regulatory compliance.

13.	Keep the Board of Directors apprised of the Committee’s activities and prepare regular reports to the Board of Directors on all material findings and other matters within the scope of the Committee’s functions.

B.	Review of Documents and Reports

1.

Review and discuss with management and the independent accountants the Company’s annual audited financial statements and quarterly financial statements (including disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation”) and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountants and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited consolidated financial statements in the Company’s annual report on Form 10-K.

2.	Review and discuss with management and the independent accountants earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

3.	Review the recommendations and regular internal reports to management prepared by the internal auditors and management’s response thereto.

4.	Review the recommendations and reports to management prepared by the external auditors and management’s response thereto.

5.	Review reports from management, the internal auditors and the independent accountants on the Company’s subsidiaries and affiliates, compliance with the Company’s code(s) of conduct, applicable law and insider and related party transactions.

6.	Review with management and the independent accountants any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

7.	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

8.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

9.	Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountants.

C.	Independent Accountant Matters

1.	Interview and retain the Company’s independent accountants, considering the accounting firm’s independence and effectiveness and approve the engagement fees and other compensation to be paid to the independent accountants.

2.	Meet with the independent accountants and the Company’s financial management to review the scope of the proposed external audit for the current year.

3.

On an annual basis, the Committee shall evaluate the independent accountants’ qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountants to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountants’ internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountants, and any steps taken to deal with any such issues and (c) all relationships the independent accountants have with the Company and relevant third parties to determine the impact, if any of such relationships on the independence of the independent accountants. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, information technology services and other professional services rendered by the independent accountants and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and other applicable authorities (including, possibly, the Independence Standards Board and the Public Company Accounting Oversight Board) and shall approve in advance any non-audit services to be provided by the independent accountants.

4.	Review on an annual basis the experience and qualifications of the senior members of the external audit team. Discuss the knowledge and experience of the independent accountants and the senior members of the external audit team with respect to the Company’s industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company’s independent accountants.

5.	Review the performance of the independent accountants and terminate the independent accountants when circumstances warrant.

6.	Establish and periodically review hiring policies for employees or former employees of the independent accountants.

7.	Review with the independent accountants any problems or difficulties the auditors may have encountered and any “management” or “internal control” letter provided by the independent accountants and the Company’s response to that letter. Such review should include:

(a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

(b) any accounting adjustments that were proposed by the independent accountants that were not agreed to by the Company;

(c) communications between the independent accountants and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

(d) any changes required in the planned scope of the internal audit; and

(e) the responsibilities, budget and staffing of the Company’s internal audit function.

8.	Communicate with the independent accountants regarding (a) alternative treatments of financial information within the parameters of GAAP, (b) critical accounting policies and practices to be used in preparing the audit report and (c) such other matters as the SEC and the American Stock Exchange may direct by rule or regulation.

9.	Periodically consult with the independent accountants out of the presence of management about: (i) weaknesses in the Company’s internal controls or financial reporting, the fullness and accuracy of the organization’s financial statements, and methods to improve any weaknesses or deficiencies; (ii) whether the independent auditors have noticed any end of the year or unusually large transactions which require further investigation; (iii) the nature of the Company’s financial reporting policies; and (iv) any disagreements between the independent auditors and management regarding financial reporting.

10.	Oversee the relationship with the independent accountants by serving as a channel of communication between the independent accountants and the Board, discussing with the independent accountants the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountants have full access to the Committee (and the Board) to report on any and all appropriate matters.

11.	Discuss with the independent accountants prior to the audit the general planning and staffing of the audit.

12.	Obtain a representation from the independent accountants that Section 10A of the Securities Exchange Act of 1934 has been followed.

13.	Pre-approve all audit services and permissible non-audit services as set forth in Section 10A(i) of the Securities Exchange Act of 1934.

D.	Internal Audit Control Matters

1.	Evaluate the nature of the Company’s internal audit plan and determine the appropriate staffing levels for the internal audit function.

2.	Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

3.	Meet regularly, and particularly at year end, with the internal auditors to discuss the strengths and weaknesses of internal controls, efforts to uncover oral, off the books transactions, and any large, end of year or end of quarter transactions, which have a material effect on the financial results.

4.	Following completion of the annual external audit, review separately with each of management, the independent accountants and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

5.	Review with the independent accountants, the internal auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

6.	Review the procedures that the Company has implemented regarding compliance with the Company’s code of conduct.

7.	Establish procedures for receiving accounting complaints and concerns and anonymous submissions from employees and others regarding questionable accounting matters.

8.	Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

9.	Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company’s financial statements materially misleading.

E.	Evaluation of Internal Auditors

1.	Review activities, organizational structure and qualifications of the internal auditors. Meet separately and periodically with the internal auditing department. Serve as channel of communication between the internal auditors and the Board.

2.	Review and concur in the appointment, replacement, reassignment or dismissal of the manager or senior executive of internal auditing.

3.	Consider and review with management and the manager of internal auditing:

(a) significant internal audit findings during the year and management’s responses thereto;

(b) any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal auditors’ work or access to required information;

(c) the annual internal auditors’ audit plan and any significant changes thereto;

(d) the internal auditors’ budget and staffing; and

(e) The internal auditors’ compliance with the appropriate standards of The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

ANNUAL REPORTS AND EVALUATION PROCEDURES

The Committee shall keep the Board apprised of its activities and shall advise the Board in detail of its material findings on a periodic basis. On an annual basis, the Committee shall prepare a written report to the Board summarizing its activities, conclusions and recommendations for the past year and its agenda for the coming year. These reports shall be in addition to those required by Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A under the Securities Exchange Act of 1934.

The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

INVESTIGATIONS AND STUDIES

The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise and assist the Committee, and such advisers shall report directly to the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

MISCELLANEOUS

The Company shall give appropriate funding, as determined by the Committee, for the payment of compensation to the outside auditor, legal, accounting or other advisors employed by the Committee. Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company’s web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Adopted by the Audit Committee on January 19, 2005 and approved by the Board of Directors on January 20, 2005

DIRECTIONS TO QUADRAMED 2006 ANNUAL MEETING

Directions to 12110 Sunset Hills Road, Reston, VA 20190

(703) 709-2300

DIRECTIONS	Directions from Dulles Airport	DISTANCE
1	Start going towards the AIRPORT EXIT on DULLES AIRPORT ACCESS RD	0.1

2	Take the VA-267 EAST/12-13-14 ramp towards RESTON PKWY/WIEHLE AVE/HUNTER MILL RD	1.3

3	Take the exit towards FAIRFAX COUNTY PKWY/HERNDON MONROE, exit number 11	0.1

4	Take the VA-7100 NORTH exit towards FAIRFAX COUNTY PKY	0.0

5	Turn Left onto FAIRFAX COUNTY PKY	0.5

6	Take the exit towards SUNSET HILLS RD EASTBOUND ONLY	0.0

7	Bear Right onto SUNSET HILLS RD	0.4

8	Make a U-Turn on SUNSET HILLS RD	0.0

9	Arrive at destination

DIRECTIONS	Directions from Washington Reagan National Airport	DISTANCE
1	Start going towards the AIRPORT EXIT on B C ARRIVALS/BAG CLAIM	0.2

2	Continue on AIRPORT EXIT	0.3

3	Merge on GEORGE WASHINGTON MEMORIAL PKY NORTH towards GW PARKWAY NORTH	1.2

4	Follow the ramp to RICHMOND (I-66 W)/I-395 SOUTH/US-1 SOUTH	0.6

5	Take the ROSSLYN (I-66 W)/VA-110 NORTH exit towards JEFFERSON DAVIS HWY, exit number 9A	0.0

6	Continue onto JEFFERSON DAVIS HWY	2.1

7	Take the I-66 WEST ramp towards FRONT ROYAL/DULLES AIRPORT	7.6

8	Follow the ramp to DULLES AIRPORT (I-495 N) towards BALTIMORE	10.9

9	Take the exit towards RESTON PKWY, exit number 12	0.0

10	Bear Right onto RESTON PKY	0.1

11	Turn Left on SUNSET HILLS RD	0.5

12	Arrive at destination

[QMDCM—QUADRAMED CORPORATION revised signoff] [FILE NAME: ZQMC22.ELX] [VERSION—F1(1)] [09/07/05] [orig. 09/07/05]

DETACH HERE ZQMC22

QUADRAMED CORPORATION

2005 ANNUAL MEETING OF STOCKHOLDERS

October 26, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUADRAMED CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on October 26, 2005 and the Proxy Statement and appoints Lawrence P. English and David W. Wells, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of QuadraMed Corporation (QuadraMed) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2005 Annual Meeting of Stockholders to be held at QuadraMed’s offices located at 12110 Sunset Hills Road, Reston, Virginia 20190, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side of this card:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTORS LISTED BELOW AND A VOTE FOR EACH OF THE LISTED PROPOSALS. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, AND 4.

Proposal 1. Election of Directors, Nominees:

(01) Lawrence P. English, (02) Joseph L. Feshbach, (03) Keith B. Hagen, (04) Robert W. Miller, (05) James E. Peebles, (06) Robert L. Pevenstein.

SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon, including the title “Executor,” “Guardian,” etc. if the same is indicated. When joint names appear both should sign. If stock is held by a corporation this proxy should be executed by a proper officer thereof, whose title should be given.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

QUADRAMED CORPORATION

C/O COMPUTERSHARE P.O. BOX 8694 EDISON, NJ 08818-8694

[QMDCM—QUADRAMED CORPORATION revised signoff] [FILE NAME: ZQMC21.ELX] [VERSION—F1(1)] [09/07/05] [orig. 09/07/05]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL ZQMC21

Please mark votes as in this example.

#QMD

1. Elect six Directors for a term of one year expiring in 2006. (Please see reverse)

FOR ALL

NOMINEES

WITHHELD FROM ALL NOMINEES

For all nominee(s) except as written above

2. Approve and ratify two amendments to the Certificate of Designation for the Series A Cumulative Mandatory Convertible Preferred Stock to extend the time period for conversion of the Series A Preferred Stock to common stock and to clarify certain dividend features.

3. Approve BDO Seidman, LLP as QuadraMed’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005.

4. Any other matters that properly come before the meeting.

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Signature: Date: Signature: Date: